                                                                   EXHIBIT 99.1




                             [LOGO]BOSTON PROPERTIES


                   SUPPLEMENTAL OPERATING AND FINANCIAL DATA

                      FOR THE QUARTER ENDED MARCH 31, 2002

                                                Page                                                          Page
                                                ----                                                          ----
COMPANY BACKGROUND ...........................     3    INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT ....... 26
INVESTOR INFORMATION .........................   4-5    RETAIL PROPERTIES - LEASE EXPIRATION ROLL OUT ......... 27
FINANCIAL HIGHLIGHTS .........................     6    GRAND TOTAL - OFFICE, OFFICE/TECHNICAL,
CONSOLIDATED BALANCE SHEETS ..................     7       INDUSTRIAL  AND RETAIL PROPERTIES .................. 28
CONSOLIDATED INCOME STATEMENTS ...............     8    BOSTON AREA LEASE EXPIRATION ROLL OUT ................. 29
FUNDS FROM OPERATIONS ........................     9    WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT .......... 30
CAPITAL STRUCTURE ............................    10    SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT .......... 31
DEBT ANALYSIS ................................ 11-13    NEW YORK AREA LEASE EXPIRATION ROLL OUT ............... 32
JOINT VENTURES ............................... 14-15    PRINCETON AREA LEASE EXPIRATION ROLL OUT .............. 33
PORTFOLIO OVERVIEW-SQUARE FOOTAGE ............    16    OTHER AREA LEASE EXPIRATION ROLL OUT .................. 34
PROPERTY LISTING ............................. 17-20    HOTEL PERFORMANCE ..................................... 35
TOP 20 TENANTS ...............................    21    SAME PROPERTY PERFORMANCE ............................. 36
PORTFOLIO OVERVIEW-FFO .......................    22    IN-SERVICE PROPERTY PERFORMANCE ....................... 37
OCCUPANCY ANALYSIS ...........................    23    CAPITAL EXPENDITURES .................................. 38
OFFICE PROPERTIES-LEASE EXPIRATION ROLL OUT ..    24    VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS ... 39
OFFICE/TECHNICAL PROPERTIES-LEASE                       VALUE CREATION PIPELINE - DEVELOPMENT ................. 40
  EXPIRATION ROLL OUT ........................    25    VALUE CREATION PIPELINE - LAND PARCELS ................ 41

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002
                               COMPANY BACKGROUND
-------------------------------------------------------------------------------

Boston Properties, Inc., a self-administered and self-managed real estate investment trust, is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. Boston Properties was founded in 1970 in Boston, where it maintains its headquarters. The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey. Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings.

Since the Company's initial offering in June 1997, the Company has acquired 50 properties adding approximately 18.4 million square feet to its portfolio, representing an investment of approximately $4.7 billion, and the Company has delivered 30 development properties adding approximately 5.4 million square feet to its portfolio, representing an investment of approximately $1.1 billion. In addition, the Company is constructing 10 office properties for a total anticipated investment of approximately $1.4 billion. The Company owns or controls land where it can develop an additional 8.9 million square feet.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                              INVESTOR INFORMATION
-------------------------------------------------------------------------------

                             111 Huntington Avenue
                             Boston, MA 02199-7610
                                 (617) 236-3300
                              (617) 236-3311 (fax)

    Key Employees:
    Mortimer B. Zuckerman              Chairman of the Board
    Edward H. Linde                    President, CEO and Director
    Robert E. Burke                    Executive Vice President, Operations
    Douglas T. Linde                   Senior Vice President, CFO and Treasurer



                                     TIMING
-------------------------------------------------------------------------------

Quarterly results for 2002 will be announced according to the following anticipated schedule:

             Second Quarter                    Late July
             Third Quarter                     Late October
             Fourth Quarter                    Late January

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                          COMMON STOCK DATA (NYSE:BXP)
-------------------------------------------------------------------------------

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics (based on New York Stock Exchange closing prices):


                                                     1ST QUARTER 2002  4TH QUARTER 2001  3RD QUARTER 2001  2ND QUARTER 2001
                                                     ----------------  ----------------  ----------------  ----------------
High Price                                             $   39.8200        $   38.4100        $   41.2600      $   41.0600
Low Price                                              $   35.9800        $   34.3300        $   36.2000      $   36.4700
Closing Price                                          $   39.4500        $   38.0000        $   38.1300      $   40.9000
Dividends per share - annualized                       $      2.32        $      2.32        $      2.32      $      2.32
Closing dividend yield - annualized                           5.88%              6.11%              6.08%            5.67%
Closing shares, common units and preferred units
   (if converted) outstanding (thousands)                  124,761            124,630            124,644          124,369
Closing market value of shares and units
   outstanding (thousands)                             $ 4,921,821        $ 4,735,940        $ 4,752,676      $ 5,086,692

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                          (unaudited and in thousands)

                                                                                         THREE MONTHS ENDED
                                                                MARCH 31, 2002 DECEMBER 31, 2001 SEPTEMBER 30, 2001 JUNE 30, 2001
Income Items:
 Revenue                                                         $   274,320      $   264,964      $   275,959 (1)   $   255,084
 Net straight line rent                                          $    14,784      $     9,215      $     6,400       $     6,487
 Lease termination fees                                          $       511      $       397      $     4,857       $     2,458
 Capitalized interest                                            $     7,847      $    12,739      $    14,740       $    15,800
 Net income available to common shareholders before
  net derivative losses (SFAS No.133)                            $    55,613      $    56,980      $    65,083       $    52,887
 Funds from operations (FFO) before net derivative losses
  (SFAS No.133) and early surrender lease income - basic         $   108,820      $   110,942      $   106,108       $   100,124
 Company's share                                                 $    88,929      $    90,704      $    86,627       $    81,410
 FFO before net derivative losses (SFAS 133) and after
  early surrender lease income per share - basic                 $      0.98      $      1.00      $      0.96       $      0.90
 FFO before net derivative losses (SFAS 133) and after
  early surrender lease income per share - diluted               $      0.93      $      0.95      $      0.91       $      0.86
 Dividends per share                                             $      0.58      $      0.58      $      0.58       $      0.58
 Funds available for distribution (FAD) (2)                      $    81,799      $    91,828      $    73,157       $    80,335

Ratios:
 Interest Coverage Ratio (excluding capitalized interest) - cash basis  2.57             2.81             3.04              2.84
 Interest Coverage Ratio (including capitalized interest) - cash basis  2.40             2.41             2.52              2.31
 FFO Payout Ratio                                                      62.37%           61.05%           63.74%            67.44%
 FAD Payout Ratio                                                      78.92%           70.10%           88.01%            79.95%

                                                                MARCH 31, 2002 DECEMBER 31, 2001 SEPTEMBER 30, 2001 JUNE 30, 2001

Capitalization:
 Total Debt                                                      $ 4,361,233      $ 4,314,942      $ 4,245,433       $ 4,177,670
 Price @ Quarter End                                             $   39.4500      $   38.0000      $   38.1300       $   40.9000
 Equity Value @ Quarter End                                      $ 4,921,821      $ 4,735,940      $ 4,752,676       $ 5,086,692
 Total Market Capitalization                                     $ 9,283,054      $ 9,050,882      $ 8,998,109       $ 9,264,362
 Debt/Total Market Capitalization                                     46.98%            47.67%           47.18%            45.09%

(1)    Includes non-cash early surrender lease income of $12,445.

(2) FAD is defined as FFO after adjustments for second generation lease commissions and tenant improvements, recurring capital expenditures, straight line rents, preferred dividends and distributions and nonrecurring charges.

(3) Amortization of financing costs were $1,309, $970, $960 and $911 for the quarters ended March 31, 2002, December 31, 2001, September 30, 2001 and June 30, 2001. These amounts were not included in the calculation of interest coverage ratio.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                           CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------
                                 (in thousands)

                                                        MARCH 31,     DECEMBER 31,   SEPTEMBER 30,   JUNE 30,
                                                          2002           2001            2001           2001
                                                     ----------------------------------------------------------
                                                     (unaudited)                     (unaudited)    (unaudited)
     ASSETS
Real estate                                            $ 6,646,802    $ 6,140,021    $ 6,121,178    $ 6,063,630
Development in progress                                    672,901      1,107,835        984,962        915,135
Land held for future development                           206,098        182,672        165,475        160,729
Real estate held for sale                                   13,907         27,378         26,365         26,483
       Less accumulated depreciation                      (755,156)      (719,854)      (683,029)      (647,881)
                                                       -----------    -----------    -----------    -----------
       Total real estate                                 6,784,552      6,738,052      6,614,951      6,518,096
Cash and cash equivalents                                   71,007         98,067        161,011        165,764
Escrows                                                     45,216         23,000         20,901         31,577
Investments in securities                                       --          4,297          4,297          4,297
Tenant and other receivables, net                           36,846         43,546         41,087         26,337
Accrued rental income, net                                 133,885        119,494        110,441        104,304
Deferred charges, net                                      101,580        107,573        104,370        100,804
Prepaid expenses and other assets                           30,235         20,996         46,303         47,962
Investments in unconsolidated joint ventures                98,071         98,485         90,160         94,155
                                                       -----------    -----------    -----------    -----------
          Total assets                                 $ 7,301,392    $ 7,253,510    $ 7,193,521    $ 7,093,296
                                                       ===========    ===========    ===========    ===========


    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Mortgage notes and bonds payable                  $ 4,361,233    $ 4,314,942    $ 4,245,433    $ 4,177,670
     Unsecured Line of Credit                                   --             --             --             --
     Accounts payable and accrued expenses                  56,125         81,108         71,716         61,248
     Dividends and distributions payable                    79,985         79,561         79,005         78,241
     Interest rate contracts                                 8,635         11,147         32,136         19,045
     Accrued interest payable                               15,032          9,080         15,679         12,067
     Other liabilities                                      75,465         58,859         52,969         53,365
                                                       -----------    -----------    -----------    -----------
       Total liabilities                                 4,596,475      4,554,697      4,496,938      4,401,636
                                                       -----------    -----------    -----------    -----------
Commitments and contingencies                                   --             --             --             --
                                                       -----------    -----------    -----------    -----------
Minority interests                                         829,687        844,740        847,232        851,868
                                                       -----------    -----------    -----------    -----------

Series A Convertible Redeemable Preferred
  Stock, liquidation preference 50.00 per
  share, 2,000,000 shares issued and outstanding           100,000        100,000        100,000        100,000
                                                       -----------    -----------    -----------    -----------
Stockholders' Equity:
    Excess stock, $.01 par value, 150,000,000 shares
      authorized, none issued or outstanding
    Common stock, $.01 par value, 250,000,000 shares
      authorized, 91,137,874, 90,780,591, 90,720,477
      and 90,350,510 issued and outstanding,
      respectively                                             911            908            907            904
     Additional paid-in capital                          1,809,836      1,789,521      1,784,850      1,774,335
     Dividends in excess of earnings                       (15,084)       (17,669)       (20,296)       (19,193)
     Treasury common stock, at cost                         (2,722)        (2,722)          --             --
     Unearned compensation                                  (3,843)        (2,097)        (2,242)        (2,386)
     Accumulated other comprehensive loss                  (13,868)       (13,868)       (13,868)       (13,868)
                                                       -----------    -----------    -----------    -----------
       Total stockholders' equity                        1,775,230      1,754,073      1,749,351      1,739,792
                                                       -----------    -----------    -----------    -----------
          Total liabilities and stockholders' equity   $ 7,301,392    $ 7,253,510    $ 7,193,521    $ 7,093,296
                                                       ===========    ===========    ===========    ===========

                         CONSOLIDATED INCOME STATEMENTS
--------------------------------------------------------------------------------
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                          THREE MONTHS ENDED
                                                                          ----------------------------------------------------
                                                                          31-MAR-02    31-DEC-01      30-SEP-01      30-JUN-01
                                                                          ---------    ---------      ---------      ---------
Revenue:
    Rental
       Base Rent (1)                                                      $229,106     $220,701        $231,296      $207,094
       Recoveries from tenants                                              27,712       26,799          27,277        27,058
       Parking and other                                                    12,096       11,757          12,965        13,533
                                                                          --------     --------        --------      --------
            Total rental revenue                                           268,914      259,257         271,538       247,685
    Development and management services                                      4,134        3,878           2,805         3,110
    Interest and other                                                       1,272        1,829           1,616         4,289
                                                                          --------     --------        --------      --------
            Total revenue                                                  274,320      264,964         275,959       255,084
                                                                          --------     --------        --------      --------

Expenses:
    Operating                                                               85,089       83,403          81,259        76,639
    General and administrative                                              11,069        8,663           9,819         9,880
    Interest (2)                                                            63,787       59,730          59,936        55,870
    Depreciation and amortization                                           42,944       40,020          38,315        36,474
    Loss on investments in other companies                                   4,297           --              --         6,500
                                                                          --------     --------        --------      --------
       Total expenses                                                      207,186      191,816         189,329       185,363
                                                                          --------     --------        --------      --------
Income before net derivative losses (SFAS No.133), minority
    interests and income from unconsolidated joint ventures                 67,134       73,148          86,630        69,721
Net derivative losses (SFAS No.133)                                           (303)      (2,080)        (16,620)       (4,733)
Minority interest in property partnerships                                     471          456             374           510
Income from unconsolidated joint ventures                                    1,682        1,345             997           717
                                                                          --------     --------        --------      --------
Income before minority interest in Operating Partnership                    68,984       72,869          71,381        66,215
Minority interest in Operating Partnership (3)                             (18,386)     (19,107)        (18,851)      (17,997)
                                                                          --------     --------        --------      --------
Income before gain on sale, net of minority interest                        50,598       53,762          52,530        48,218
Gain on sale of real estate, net                                                --       2,584               --         1,851
                                                                          --------     --------        --------      --------
Income before discontinued operations                                       50,598       56,346          52,530        50,069
Income from discontinued operations, net of minority interest                  570          582             638           618
Gain on sale of real estate from discontinued operations,
   net of minority interest                                                  5,840           --              --            --
                                                                          --------     --------        --------      --------
Income before cumulative effect of a change in accounting principle         57,008       56,928          53,168        50,687
Cumulative effect of a change in accounting principle, net of
   minority interest                                                            --           --              --            --
                                                                          --------     --------        --------      --------
Income before preferred dividend                                            57,008       56,928          53,168        50,687
Preferred dividend                                                          (1,643)      (1,648)         (1,653)       (1,648)
                                                                          --------     --------        --------      --------
Net income available to common shareholders                               $ 55,365     $ 55,280        $ 51,515      $ 49,039
                                                                          ========     ========        ========      ========

INCOME PER SHARE OF COMMON STOCK
-------------------------------------------------------------------
    Net income available to common shareholders per share--basic          $   0.61     $   0.61        $   0.57      $   0.54
                                                                          ========     ========        ========      ========
    Net income available to common shareholders per share--diluted        $   0.60     $   0.60        $   0.56      $   0.53
                                                                          ========     ========        ========      ========

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $14,784, $9,215, $6,400 and $6,487 for the three months ended March 31, 2002. December 31, 2001, September 30, 2001 and June 30, 2001, respectively

(2) Excludes capitalized interest of $7,847, $12,739, $14,740 and $15,800 for the three months ended March 31, 2002, December 31, 2001, September 30, 2001 and June 30, 2001, respectively.

(3) Equals minority interest percent of 18.28%, 18.24%, 18.36% and 18.69%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended March 31, 2002. December 31, 2001, September 30, 2001 and June 30, 2001, respectively.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                              FUNDS FROM OPERATIONS
                  (in thousands, except for per share amounts)
                                   (unaudited)

                                                                                            THREE MONTHS ENDED
                                                                            ----------------------------------------------
                                                                            31-MAR-02   31-DEC-01    30-SEP-01   30-JUN-01
                                                                            ---------   ----------   ---------   ---------
Income from operations before net derivative losses (SFAS No.133),
  minority interests and income from unconsolidated joint ventures         $  67,134   $  73,148    $  86,630    $  69,721
     Add:
         Real estate depreciation and amortization (1)                        44,499      41,034       39,360       37,599
         Income from discontinued operations                                     697         712          781          912
         Income from unconsolidated joint ventures                             1,682       1,345          997          717
     Less:
         Net derivative losses (SFAS No.133)                                     303       2,080       16,620        4,733
         Minority property partnership's share of funds from
           operations                                                            719         776          832          411
         Preferred dividends and distributions                                 8,400       8,448        8,383        8,260
                                                                           ---------   ---------    ---------    ---------
  Funds from operations (FFO)                                                104,590     104,935      101,933       95,545
     Add (subtract):
         Net derivative losses (SFAS No.133)                                     303       2,080       16,620        4,733
         Early surrender lease payments received--contractual basis            3,927       3,927      (12,445)          --
                                                                           ---------   ---------    ---------    ---------
  FFO before net derivative losses (SFAS No.133) and after early
    surrender lease payments received                                      $ 108,820   $ 110,942    $ 106,108    $ 100,124
                                                                           =========   =========    =========    =========
  FFO available to common shareholders before net derivative losses
    (SFAS No. 133) and after early surrender lease payments received (3)   $  88,929   $  90,704    $  86,627    $  81,410
                                                                           =========   =========    =========    =========
  FFO per share before net derivative losses (SFAS No.133) and after
   cash basis early surrender lease income - basic                         $    0.98   $    1.00    $    0.96    $    0.90
                                                                           =========   =========    =========    =========
     Weighted average shares outstanding - basic                              90,932      90,737       90,519       89,990
                                                                           =========   =========    =========    =========
  FFO per share before net derivative losses (SFAS No.133) and after
    early surrender lease payments received - diluted                      $    0.93   $    0.95    $    0.91    $    0.86
                                                                           =========   =========    =========    =========
  FFO per share after net derivative losses (SFAS No.133) and before
    early surrender lease payments received - diluted                      $    0.90   $    0.90    $    0.87    $    0.82
                                                                           =========   =========    =========    =========
     Weighted average shares outstanding - diluted                           105,768     105,577      105,812      105,259
                                                                           =========   =========    =========    =========


                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS
-------------------------------------------------------------------------------

                                                                         MARCH 31, 2002             DECEMBER 31, 2001
                                                                   -------------------------   -------------------------
                                                                      INCOME       SHARES        INCOME        SHARES
                                                                   (NUMERATOR)  (DENOMINATOR)  (NUMERATOR)  (DENOMINATOR)
                                                                   -----------  -------------  -----------  -------------
Basic FFO before net derivative losses (SFAS No.133) and
   after early surrender lease income                                $108,820       111,272      $110,942       110,982
Effect of Dilutive Securities
   Convertible Preferred Units                                          6,757        10,823         6,800        11,011
   Convertible Preferred Stock                                          1,643         2,625         1,648         2,625
   Stock Options and other                                                 --         1,387            --         1,205
                                                                     --------       -------      --------       -------
Diluted FFO before net derivative losses (SFAS No.133) and
   after early surrender lease payments received                     $117,220       126,107      $119,390       125,823
                                                                     ========       =======      ========       =======
Company's share of diluted FFO before net derivative losses
  (SFAS 133) and after early surrender lease payments received (2)   $ 98,314       105,768      $100,179       105,577
                                                                     ========       =======      ========       =======
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - basic             $   0.98                    $   1.00
                                                                     ========                    ========
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - diluted           $   0.93                    $   0.95
                                                                     ========                    ========

                                                                         SEPTEMBER 30, 2001           JUNE 30, 2001
                                                                     --------------------------   -------------------------
                                                                        INCOME        SHARES         INCOME       SHARES
                                                                     (NUMERATOR)   (DENOMINATOR)  (NUMERATOR)  (DENOMINATOR)
                                                                     -----------   -------------  -----------  -------------
Basic FFO before net derivative losses (SFAS No.133) and
   after early surrender lease income                                  $106,108       110,876       $100,124       110,676
Effect of Dilutive Securities
   Convertible Preferred Units                                            6,730        11,011          6,612        11,011
   Convertible Preferred Stock                                            1,653         2,625          1,648         2,625
   Stock Options and other                                                   --         1,657             --         1,633
                                                                       --------       -------       --------       -------
Diluted FFO before net derivative losses (SFAS No.133) and
   after early surrender lease payments received                       $114,491       126,169       $108,384       125,945
                                                                       ========       =======       ========       =======
Company's share of diluted FFO before net derivative losses
  (SFAS 133) and after early surrender lease payments received (2)     $ 96,017       105,812       $ 90,581       105,259
                                                                       ========       =======       ========       =======
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - basic               $   0.96                     $   0.90
                                                                       ========                     ========
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - diluted             $   0.91                     $   0.86
                                                                       ========                     ========

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $2,187, $1,380, $1,394 and $1,376 less corporate related depreciation of $632, $576, $552 and $452 for the three months ended March 31, 2002, December 31, 2001, September 30, 2001 and June 30, 2001, respectively.

(2) Based on weighted average shares for the quarter. Company's share for the quarter ended March 31, 2002, December 31, 2001, September 30, 2001 and June 30, 2001 was 81.72%, 81.79%, 81.64% and 81.31%, respectively.

(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended March 31, 2002, December 31, 2001, September 30, 2001 and June 30, 2001 was 83.87%, 83.91%, 83.87% and 83.58%,
       respectively.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                               CAPITAL STRUCTURE
-------------------------------------------------------------------------------

                                      DEBT
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                         AGGREGATE PRINCIPAL
                          MARCH 31, 2002
                         -------------------
Mortgage Loans             $4,361,233
Unsecured Line of Credit           --
                           ----------
Total Debt (1)             $4,361,233
                           ==========

(1) Does not include joint venture debt outstanding. See page 15 for detailed joint venture information.


                                      EQUITY
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                           COMMON
                                         SHARES & UNITS     STOCK
                                          OUTSTANDING    EQUIVALENTS   EQUIVALENT (1)
                                         --------------  -----------   --------------
Common Stock                                91,138          91,138      $ 3,595,394
Preferred Stock                              2,000           2,625          103,556
Operating Partnership Units                 20,645          20,645          814,445
Preferred Operating Partnership Units        8,687          10,353          408,426
                                                           -------      -----------
Total Equity                                               124,761      $ 4,921,821
                                                           =======      ===========
Total Market Capitalization                                             $ 9,283,054
                                                                        ===========

(1)    Value based on March 31, 2002 closing price of $39.45.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                                  DEBT ANALYSIS
-------------------------------------------------------------------------------

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)


                       2002        2003        2004          2005         2006          THEREAFTER        TOTAL
                       ----        ----        ----          ----         ----          ----------        -----
Amount             $ 280,678    $ 837,844    $ 326,170    $ 277,880    $ 284,516        $ 2,354,145    $ 4,361,233
Average Rate            4.11%        5.67%        5.05%        7.04%        7.79%              7.11%          6.52%



                 UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                    OUTSTANDING         LETTERS OF       REMAINING
                  FACILITY          @3/31/02             CREDIT          CAPACITY
                  --------          -----------         ----------       ---------
                  $ 605,000          $ --               $ 3,470         $ 601,530


                       UNSECURED AND SECURED DEBT ANALYSIS
-------------------------------------------------------------------------------

                                                WEIGHTED       WEIGHTED AVERAGE
                                % OF DEBT      AVERAGE RATE        MATURITY
                                ---------      ------------        --------
Unsecured Debt                     0.00%          0.00%            1.0 years
Secured Debt                     100.00%          6.52%            5.4 years
                                 ------           ----             ---
Total Debt                       100.00%          6.52%            5.4 years
                                 ======           ====             ===

                 FLOATING AND FIXED RATE ANALYSIS
-------------------------------------------------------------------------------

                                                 WEIGHTED       WEIGHTED AVERAGE
                               % OF DEBT       AVERAGE RATE        MATURITY
                               ---------       ------------        --------
Floating Rate Debt                21.04%          3.75%            1.2 years
Fixed Rate Debt                   78.83%          7.27%            6.5 years
                                 ------           ----             ---
Total Debt                        99.87%          6.52%            5.4 years
                                 ======           ====             ===

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

            PROPERTY                            2002 (1)       2003       2004         2005        2006     THEREAFTER     TOTAL
-------------------------------------------     --------       ----       ----         ----        ----     ----------     -----
Citigroup Center                                $  4,061     $  5,763   $  6,191     $  6,651    $ 7,145     $490,928     $520,739
5 Times Square                                        --      309,487        --            --         --           --      309,487
Embarcadero Center One, Two and
  Federal Reserve                                  3,180        4,498      4,809        5,141      5,496      284,789      307,913
Prudential Center                                  2,674        4,299      4,591        4,919      5,256      265,325      287,064
280 Park Avenue                                    1,965        2,800      3,022        3,261      3,519      252,592      267,159
599 Lexington Avenue                                  --           --         --      225,000         --           --      225,000
111 Huntington Avenue                            193,277           --         --           --         --           --      193,277
Times Square Tower                                    --           --    158,877           --         --           --      158,877
Embarcadero Center Four                            2,307        3,315      3,544        3,797      4,061      134,058      151,082
875 Third Avenue                                   1,461      146,766         --           --         --           --      148,227
Embarcadero Center Three                           1,563        2,206      2,351        2,506      2,671      132,726      144,023
Two Independence Square                              964      113,808         --           --         --           --      114,772
Riverfront Plaza                                   1,716        2,720      2,905        3,104      3,314       98,867      112,626
Democracy Center                                   1,288        1,828      1,961        2,103      2,257       96,150      105,587
Embarcadero Center West Tower                      1,025        1,449      1,546        1,649     90,416           --       96,085
100 East Pratt Street                              1,299        1,836      1,964        2,100      2,246       80,511       89,956
601 and 651 Gateway Boulevard                        576          826        899          977      1,062       84,721       89,061
One Independence Square                               --       75,000         --           --         --           --       75,000
Reservoir Place                                    2,017        2,859      3,061        3,279     60,067           --       71,283
One & Two Reston Overlook                            574          818     65,908           --         --           --       67,300
2300 N Street                                         --       66,000         --           --         --           --       66,000
202, 206 & 214 Carnegie Center                       428          610        663          719        780       59,061       62,261
New Dominion Technology Park, Building One            40          102         91          654      1,282       55,420       57,589
Capital Gallery                                      903        1,293      1,404        1,524     50,651           --       55,775
Waltham Weston Corporate Center                       --           --     52,644           --         --           --       52,644
504, 506 & 508 Carnegie Center                       608          979      1,052        1,136      1,221       42,229       47,225

(1)    Represents the period from April 1, 2002 through December 31, 2002.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

              PROPERTY                      2002 (1)        2003        2004          2005        2006     THEREAFTER      TOTAL
---------------------------------------     --------        ----        ----          ----        ----     ----------      -----
10 & 20 Burlington Mall Road                     451          641          688          741          795       36,444       39,760
10 Cambridge Center                              348          559          607          659          715       32,213       35,101
1301 New York Avenue                             854        1,217        1,315        1,417        1,531       25,061       31,395
Sumner Square                                    339          481          518          557          599       27,581       30,075
Quorum Office Park                                --       29,041           --           --           --           --       29,041
2600 Tower Oaks Boulevard                     27,923           --           --           --           --           --       27,923
Eight Cambridge Center                           342          516          557          601          649       25,188       27,853
510 Carnegie Center                              339          547          588          635          683       24,255       27,047
Lockheed Martin Building                         376          601          641          685          732       22,581       25,616
Orbital Sciences - Phase I                    25,572           --           --           --           --           --       25,572
University Place                                 412          655          702          752          806       21,203       24,530
Reston Corporate Center                          360          574          612          654          698       21,268       24,166
Orbital Sciences - Phase II                       --       23,611           --           --           --           --       23,611
191 Spring Street                                254          407          443          482       20,773           --       22,359
Bedford Business Park                            394          634          690          751          818       17,749       21,036
NIMA Building                                    310          497          530          566          604       18,430       20,937
40 Shattuck Road                                  --       15,283           --           --           --           --       15,283
101 Carnegie Center                              217          348          375          406        6,622           --        7,968
Montvale Center                                   98          160          173          189        6,762           --        7,382
302 Carnegie Center                               --        6,969           --           --           --           --        6,969
Shaws Supermarket                                 --        5,610           --           --           --           --        5,610
Hilltop Business Center                          133          187          200          214          230        4,581        5,545
201 Carnegie Center                               30           44           48           51           55          214          442
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                          $  280,678   $  837,844   $  326,170   $  277,880   $  284,516   $2,354,145   $4,361,233
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

(1)    Represents the period from April 1, 2002 through December 31, 2002.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

JOINT VENTURES
-------------------------------------------------------------------------------

                     MISCELLANEOUS BALANCE SHEET INFORMATION
-------------------------------------------------------------------------------
                          (UNAUDITED AND IN THOUSANDS)
                              AS OF MARCH 31, 2002


                                             ONE        MARKET                  140         265
                                           FREEDOM      SQUARE  METROPOLITAN   KENDRICK   FRANKLIN     DISCOVERY
                                           SQUARE       NORTH      SQUARE       STREET     STREET      SQUARE (2)
                                          --------     -------  ------------  ---------   --------    -----------
Total Equity (1)                          $  1,032    $ 13,409    $ 31,981    $  5,640    $ 19,489    $  6,979
                                          ========    ========    ========    ========    ========    ========
Mortgage/Construction loans payable (1)   $ 19,083    $ 49,194    $ 70,265    $ 14,163    $ 18,900    $ 25,362
                                          ========    ========    ========    ========    ========    ========
BXP's ownership percentage                   25.00%      50.00%      51.00%      25.00%      35.00%      50.00%
                                          ========    ========    ========    ========    ========    ========
                                              901        Two
                                            New York    Freedom
                                           Avenue (2)  Square (2)   Combined
                                          -----------  ---------    --------
Total Equity (1)                          $   12,604    $  6,937    $ 98,071
                                          ==========    ========    ========
Mortgage/Construction loans payable (1)   $       --    $ 23,409    $220,376
                                          ==========    ========    ========
BXP's ownership percentage                     25.00%      50.00%
                                          ==========    ========

                             RESULTS OF OPERATIONS
-------------------------------------------------------------------------------
                   FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                        ONE          MARKET                   140         265                      901
                                       FREEDOM       SQUARE  METROPOLITAN   KENDRICK    FRANKLIN   DISCOVERY     NEW YORK
                                       SQUARE        NORTH     SQUARE        STREET      STREET    SQUARE (2)   AVENUE (2)
                                       --------      ------  ------------   --------    --------   ----------   ----------
REVENUE
Total revenue                          $ 3,273      $ 5,200   $ 5,899       $ 2,828      $ 2,548   $ 1,158         $ --
                                       -------      -------   -------       -------      -------   -------         ----
EXPENSES
Operating                                  952        1,396     1,977           439        1,029       280           --
                                       -------      -------   -------       -------      -------   -------         ----
NET OPERATING INCOME                     2,321        3,804     3,922         2,389        1,519       878           --
Interest                                 1,486        1,905     2,864         1,070          477       298           --
Depreciation and amortization              735          629     1,203           346          503        15           --
                                       -------      -------   -------       -------      -------   -------         ----
NET INCOME                             $   100      $ 1,270   $  (145)      $   973      $   539   $   565         $ --
                                       =======      =======   =======       =======      =======   =======         ====
BXP's share of net income              $    25      $   635   $   (74)      $   624(4)   $   189   $   283         $ --
                                       =======      =======   =======       =======      =======   =======         ====
BXP's share of Funds from Operations   $   817(5)   $   950   $   540       $   907(5)   $   365   $   290         $ --
                                       =======      =======   =======       =======      =======   =======         ====

                                            TWO
                                          FREEDOM
                                         SQUARE (2)    COMBINED
                                         ----------    --------
REVENUE
Total revenue                             $ --         $20,906(3)
                                          ----         -------
EXPENSES
Operating                                   --           6,073
                                          ----         -------
NET OPERATING INCOME                        --          14,833
Interest                                    --           8,100
Depreciation and amortization               --           3,431
                                          ----         -------
NET INCOME                                $ --         $ 3,302
                                          ====         =======
BXP's share of net income                 $ --         $ 1,682
                                          ====         =======
BXP's share of Funds from Operations      $ --         $ 3,869
                                          ====         =======

(1)    Represents the Company's share.

(2)    Property is currently under development.

(3) The impact of the straight-line rent adjustment increased revenue by $1,273 for the three months ended March 31, 2002.

(4) Reflects the cumulative adjustment (totaling $381) for changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

(5) Reflects the cumulative adjustments ($399 and $482 for One Freedom Square and 140 Kendrick Street, respectively) for changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreements.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                        JOINT VENTURE DEBT ANALYSIS (*)
-------------------------------------------------------------------------------

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                   2002        2003         2004          2005         2006         THEREAFTER       TOTAL
                                   ----        ----         ----          ----         ----         ----------       -----
Amount                           $ 1,241     $ 46,112      $ 25,409      $ 2,165     $ 2,342        $ 143,107      $ 220,376
Average Rate                        7.88%        3.60%         4.07%        7.89%       7.89%            7.94%          6.58%


                     FLOATING AND FIXED RATE DEBT ANALYSIS
-------------------------------------------------------------------------------

                                              WEIGHTED         WEIGHTED AVERAGE
                             % OF DEBT       AVERAGE RATE          MATURITY
                             ---------       ------------      ----------------
Floating Rate Debt               30.71%           3.53%           1.9 years
Fixed Rate Debt                  69.29%           7.93%           8.9 years
                                ------            ----            ---
Total Debt                      100.00%           6.58%           6.7 years
                                ======            ====            ===


               DEBT MATURITIES AND PRINCIPAL PAYMENTS BY PROPERTY
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)


         PROPERTY            2002      2003       2004       2005       2006    THEREAFTER      TOTAL
-----------------------      ----      ----       ----       ----       ----    ----------      -----
Metropolitan Square (1)   $    438   $    704   $    764   $    830   $    901   $ 66,628      $ 70,265
Market Square North (2)        557        795        858        927      1,001     45,056        49,194
Discovery Square (2)            --     25,362         --         --         --         --        25,362
Two Freedom Square (2)          --         --     23,409         --         --         --        23,409
One Freedom Square (3)         144        205        221        239        258     18,016        19,083
265 Franklin Street (4)         --     18,900         --         --         --         --        18,900
140 Kendrick Street (3)        102        146        157        169        182     13,407        14,163
                          --------   --------   --------   --------   --------   --------      --------
                          $  1,241   $ 46,112   $ 25,409   $  2,165   $  2,342   $143,107      $220,376
                          ========   ========   ========   ========   ========   ========      ========

(*)    All amounts represent the Company's share.

(1)    Boston Properties owns 51% of the property.

(2)    Boston Properties owns 50% of the property.

(3)    Boston Properties owns 25% of the property.

(4)    Boston Properties owns 35% of the property.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                      PORTFOLIO OVERVIEW - SQUARE FOOTAGE
-------------------------------------------------------------------------------


RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY
-------------------------------------------------------------------------------

       GEOGRAPHIC AREA               OFFICE (1)   OFFICE/TECHNICALINDUSTRIAL         TOTAL       % OF TOTAL
       ---------------               ----------   --------------------------         -----       ----------
Greater Boston                       6,523,482(2)     545,206         152,009        7,220,697        24.13%
Greater Washington                   6,838,649(3)     843,639               -        7,682,288        25.67%
Greater San Francisco                4,453,505        144,366         280,213        4,878,084        16.30%
Midtown Manhattan                    5,588,294              -               -        5,588,294        18.68%
Princeton/East Brunswick, NJ         2,315,414              -               -        2,315,414         7.74%
Baltimore, MD                        1,176,029              -               -        1,176,029         3.93%
Richmond, VA                           900,576              -               -          900,576         3.01%
Bucks County, PA                             -              -         161,000          161,000         0.54%
                                    ----------      ---------         -------       ----------       ------
                                    27,795,949      1,533,211         593,222       29,922,382       100.00%
                                    ==========      =========         =======       ==========       ======
% of Total                              92.89%          5.12%           1.98%          100.00%


                                HOTEL PROPERTIES
-------------------------------------------------------------------------------

                                                      NUMBER OF        SQUARE
HOTEL PROPERTIES                                          ROOMS          FEET
----------------                                      ---------        ------
   Long Wharf Marriott, Boston, MA                          402       420,000
   Cambridge Center Marriott, Cambridge, MA                 431       330,400
   Residence Inn by Marriott, Cambridge, MA                 221       187,474
                                                          -----       -------
Total Hotel Properties                                    1,054       937,874
                                                          =====       =======



                               STRUCTURED PARKING
-------------------------------------------------------------------------------

                                     NUMBER OF        SQUARE
                                        SPACES          FEET
                                     ---------        ------
Total Structured Parking                18,484     6,017,423
                                        ======     =========


(1)    Includes retail square footage of approximately 1,000,000.

(2) Includes 344,119 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.

(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 181,019 square feet at Discovery Square which is 50% owned by Boston Properties.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                          IN-SERVICE PROPERTY LISTING
-------------------------------------------------------------------------------
                              AS OF MARCH 31, 2002

                                                                                                                        ANNUALIZED
                                                                                                                           REVENUE
                                                                                   NUMBER OF                                  PER
                                                        SUB MARKET                 BUILDINGS  SQUARE FEET  OCCUPIED %  OCCUPIED SF
                                                        ----------                 ---------  -----------  ----------  -----------
Greater Boston
Office
        The Prudential Center                        CBD Boston MA                     3       2,152,128       94.0%      $ 39.67
     (1)265 Franklin Street (35% ownership)          CBD Boston MA                     1         344,119       60.9%        53.10
        One Cambridge Center                         East Cambridge MA                 1         215,385       91.5%        43.02
        Three Cambridge Center                       East Cambridge MA                 1         107,484      100.0%        27.63
        Eight Cambridge Center                       East Cambridge MA                 1         177,226      100.0%        29.89
        Ten Cambridge Center                         East Cambridge MA                 1         152,664      100.0%        33.96
        Eleven Cambridge Center                      East Cambridge MA                 1          79,616      100.0%        42.75
        University Place                             Mid-Cambridge MA                  1         195,282      100.0%        34.97
        Reservoir Place                              Route 128 Mass Turnpike MA        1         522,760       82.7%        35.20
        204 Second Avenue                            Route 128 Mass Turnpike MA        1          40,974      100.0%        32.65
        140 Kendrick Street (25% ownership)          Route 128 Mass Turnpike MA        3         380,987      100.0%        27.95
        170 Tracer Lane                              Route 128 Mass Turnpike MA        1          73,203       55.1%        34.77
        Waltham Office Center                        Route 128 Mass Turnpike MA        3         131,479       90.4%        30.57
        195 West Street                              Route 128 Mass Turnpike MA        1          63,500      100.0%        47.16
        200 West Street                              Route 128 Mass Turnpike MA        1         248,048      100.0%        33.32
        10 & 20 Burlington Mall Road                 Route 128 Northwest MA            2         156,416       81.1%        32.22
        Bedford Business Park                        Route 128 Northwest MA            1          90,000      100.0%        20.55
        32 Hartwell Avenue                           Route 128 Northwest MA            1          69,154      100.0%        29.09
        91 Hartwell Avenue                           Route 128 Northwest MA            1         122,135       76.2%        35.04
        92 Hayden Avenue                             Route 128 Northwest MA            1          31,100      100.0%        51.71
        100 Hayden Avenue                            Route 128 Northwest MA            1          55,924      100.0%        33.99
        33 Hayden Avenue                             Route 128 Northwest MA            1          79,564      100.0%        39.03
        Lexington Office Park                        Route 128 Northwest MA            2         167,293       86.7%        31.76
        191 Spring Street                            Route 128 Northwest MA            1         162,700      100.0%        30.93
        181 Spring Street                            Route 128 Northwest MA            1          53,595      100.0%        35.61
        201 Spring Street                            Route 128 Northwest MA            1         102,500      100.0%        32.37
     (1)40 Shattuck Road                             Route 128 Northwest MA            1         119,499       83.3%        26.98
     (1)Quorum Office Park                           Route 128 Northwest MA            2         259,918      100.0%        17.60
        Newport Office Park                          Route 128 South MA                1         168,829      100.0%        24.16
                                                                                   -----       ---------      ------      -------
                                                                                      38       6,523,482       92.0%      $ 35.15
                                                                                   -----       ---------      ------      -------
Office/Technical
        Fourteen Cambridge Center                    East Cambridge MA                 1          67,362      100.0%        19.48
        Bedford Business Park                        Route 128 Northwest MA            2         383,704      100.0%        14.46
        17 Hartwell Avenue                           Route 128 Northwest MA            1          30,000      100.0%        10.25
        164 Lexington Road                           Route 128 Northwest MA            1          64,140      100.0%         9.51
                                                                                   -----       ---------      ------      -------
                                                                                       5         545,206      100.0%      $ 14.27
                                                                                   -----       ---------      ------      -------
Industrial
        40-46 Harvard Street                         Route 128 Southwest MA            1         152,009      100.0%      $  7.54
                                                                                   -----       ---------      ------      -------
                                                 Total Greater Boston:                44       7,220,697       92.8%      $ 32.83
                                                                                   =====       =========      ======      =======

(1)    Not included in same property analysis

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                     IN-SERVICE PROPERTY LISTING
-------------------------------------------------------------------------------
                        AS OF MARCH 31, 2002


                                                                                                                        ANNUALIZED
                                                                                                                           REVENUE
                                                                                   NUMBER OF                                  PER
                                                          SUB MARKET               BUILDINGS  SQUARE FEET  OCCUPIED %  OCCUPIED SF
                                                          ----------               ---------  -----------  ----------  -----------
Greater Washington, DC
Office
        2300 N Street                                     West End Washington DC      1           276,930      98.7%     $ 53.45
        One Independence Square                           Southwest Washington DC     1           337,794     100.0%       40.50
        Two Independence Square                           Southwest Washington DC     1           579,665     100.0%       37.96
        Capital Gallery                                   Southwest Washington DC     1           397,261      99.4%       36.17
        500 E Street, N. W.                               Southwest Washington DC     1           242,769     100.0%       32.19
        Metropolitan Square (51% ownership)               East End Washington DC      1           587,217      97.0%       37.61
        1301 New York Avenue                              East End Washington DC      1           188,358     100.0%       30.30
        Market Square North (50% ownership)               East End Washington DC      1           401,279     100.0%       43.66
        Sumner Square                                     CBD Washington DC           1           207,620     100.0%       34.18
        Decoverly Two                                     Montgomery County MD        1            77,747     100.0%       23.55
        Decoverly Three                                   Montgomery County MD        1            77,040     100.0%       24.94
        Democracy Center                                  Montgomery County MD        3           681,490      83.9%       28.72
        Montvale Center                                   Montgomery County MD        1           120,823     100.0%       22.57
     (1)2600 Tower Oaks Boulevard                         Montgomery County MD        1           178,877      79.7%       30.82
     (2)Orbital Sciences Campus                           Loudoun County              3           337,228     100.0%       22.96
        The Arboretum                                     Fairfax County VA           1            95,584     100.0%       25.29
        One Freedom Square (25% ownership)                Fairfax County VA           1           410,308     100.0%       33.08
        One Reston Overlook                               Fairfax County VA           1           312,685     100.0%       22.15
        Two Reston Overlook                               Fairfax County VA           1           131,594      77.4%       32.32
     (1)One Discovery Square (50% ownership)              Fairfax County VA           1           181,019     100.0%       34.87
        New Dominion Technology Park                      Fairfax County VA           1           235,201     100.0%       27.19
        Reston Corporate Center                           Fairfax County VA           2           261,046     100.0%       31.09
        Lockheed Martin Building                          Fairfax County VA           1           255,244     100.0%       41.67
        NIMA Building                                     Fairfax County VA           1           263,870     100.0%       45.57
                                                                                   -----        ---------     ------     -------
                                                                                     29         6,838,649      97.1%     $ 34.47
                                                                                   -----        ---------     ------     -------
Office/Technical
        Sugarland Business Park, Building One             Fairfax County VA           1            52,797     100.0%       22.44
        Sugarland Business Park, Building Two             Fairfax County VA           1            59,215     100.0%       22.33
        7435 Boston Boulevard                             Fairfax County VA           1           103,557     100.0%       15.00
        7451 Boston Boulevard                             Fairfax County VA           1            47,001      66.1%       15.39
        7450 Boston Boulevard                             Fairfax County VA           1            62,402     100.0%       16.81
        7374 Boston Boulevard                             Fairfax County VA           1            57,321     100.0%       13.90
        8000 Grainger Court                               Fairfax County VA           1            90,465     100.0%       13.98
        7500 Boston Boulevard                             Fairfax County VA           1            79,971     100.0%       14.21
        7501 Boston Boulevard                             Fairfax County VA           1            75,756     100.0%       23.55
        7601 Boston Boulevard                             Fairfax County VA           1           103,750     100.0%       14.28
        7375 Boston Boulevard                             Fairfax County VA           1            26,865      87.1%       15.89
        8000 Corporate Court                              Fairfax County VA           1            52,539     100.0%       10.18
     (1)7300 Boston Boulevard                             Fairfax County VA           1            32,000     100.0%       22.01
                                                                                   -----        ---------     ------     -------
                                                                                     13           843,639      97.7%     $ 16.58
                                                                                   -----        ---------     ------     -------
                                                    Total Greater Washington:        42         7,682,288      97.2%     $ 32.49
                                                                                   =====        =========     ======     =======

(1)    Not included in same property analysis

(2) One of three buildings totaling 162,296 square feet is not included in the same property analysis

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                     IN-SERVICE PROPERTY LISTING
-------------------------------------------------------------------------------
                        AS OF MARCH 31, 2002

                                                                                                                        ANNUALIZED
                                                                                                                           REVENUE
                                                                                   NUMBER OF                                  PER
                                                        SUB MARKET                 BUILDINGS  SQUARE FEET  OCCUPIED %  OCCUPIED SF
                                                        ----------                 ---------  -----------  ----------  -----------
Midtown Manhattan
Office
       599 Lexington Avenue                             Park Avenue NY                1        1,037,521       100.0%    $ 55.48
       280 Park Avenue                                  Park Avenue NY                1        1,166,777       100.0%      51.13
    (1)Citigroup Center                                 Park Avenue NY                1        1,577,564        99.4%      54.99
    (1)5 Times Square                                   Times Square NY               1        1,099,154        97.5%      40.76
       875 Third Avenue                                 East Side NY                  1          707,278        99.0%      50.23
                                                                                   -----       ----------     ------     -------
                                             Total Midtown Manhattan:                 5        5,588,294        99.2%    $ 50.97
                                                                                   -----       ----------     ------     -------
Princeton/East Brunswick, NJ
Office
       101 Carnegie Center                              Princeton NJ                  1          123,659       100.0%    $ 27.45
       104 Carnegie Center                              Princeton NJ                  1          102,830        85.2%      31.59
       105 Carnegie Center                              Princeton NJ                  1           69,648       100.0%      28.80
       201 Carnegie Center                              Princeton NJ                  -            6,500       100.0%      24.04
       202 Carnegie Center                              Princeton NJ                  1          128,705       100.0%      29.57
       210 Carnegie Center                              Princeton NJ                  1          161,112       100.0%      29.95
       211 Carnegie Center                              Princeton NJ                  1           47,025       100.0%      24.32
       212 Carnegie Center                              Princeton NJ                  1          148,233       100.0%      30.93
       214 Carnegie Center                              Princeton NJ                  1          152,214        96.9%      29.26
       206 Carnegie Center                              Princeton NJ                  1          161,763       100.0%      28.10
    (1)302 Carnegie Center                              Princeton NJ                  1           64,677        86.1%      29.96
       502 Carnegie Center                              Princeton NJ                  1          116,374        95.3%      30.69
       510 Carnegie Center                              Princeton NJ                  1          234,160       100.0%      24.81
       504 Carnegie Center                              Princeton NJ                  1          121,990       100.0%      26.94
       506 Carnegie Center                              Princeton NJ                  1          135,624        29.5%      32.84
       508 Carnegie Center                              Princeton NJ                  1          131,085       100.0%      24.78
       One Tower Center                                 East Brunswick NJ             1          409,815        71.6%      32.07
                                                                                   -----       ----------     ------     -------
                                             Total Princeton/East Brunswick, NJ:     16        2,315,414        89.4%    $ 28.85
                                                                                   -----       ----------     ------     -------
Greater San Francisco
Office
       Embarcadero Center One                           CBD San Francisco CA          1          833,717        95.0%    $ 42.69
       Embarcadero Center Two                           CBD San Francisco CA          1          780,441        86.3%      47.42
       Embarcadero Center Three                         CBD San Francisco CA          1          773,719        97.0%      42.49
       Embarcadero Center Four                          CBD San Francisco CA          1          935,849        94.9%      62.51
       Federal Reserve                                  CBD San Francisco CA          1          149,592       100.0%      48.83
       West Tower                                       CBD San Francisco CA          1          473,738        97.9%      50.32
       The Gateway                                      South San Francisco CA        2          506,449        87.0%      38.25
                                                                                   -----       ----------     ------     -------
                                                                                      8        4,453,505        93.4%    $ 48.25
                                                                                   -----       ----------     ------     -------
Office/Technical
       Hilltop Office Center                            South San Francisco CA        9          144,366        82.1%    $ 15.49
                                                                                   -----       ----------     ------     -------
Industrial
       560 Forbes Blvd                                  South San Francisco CA        1           40,000       100.0%      10.30
       430 Rozzi Place                                  South San Francisco CA        1           20,000       100.0%      11.37
       2391 West Winton                                 Hayward CA                    1          220,213        72.8%       4.76
                                                                                   -----       ---------      ------     -------
                                                                                      3          280,213        78.6%    $  6.37
                                                                                   -----       ---------      ------     -------
                                             Total Greater San Francisco:            20        4,878,084        92.2%    $ 45.34
                                                                                   =====       =========      ======     =======

(1)    Not included in same property analysis

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002





                     IN-SERVICE PROPERTY LISTING
-------------------------------------------------------------------------------
                        AS OF MARCH 31, 2002

                                                                                                                        ANNUALIZED
                                                                                                                           REVENUE
                                                                                   NUMBER OF                                  PER
                                                        SUB MARKET                 BUILDINGS  SQUARE FEET  OCCUPIED %  OCCUPIED SF
                                                        ----------                 ---------  -----------  ----------  -----------
Baltimore, MD
Office
         Candler Building                             Baltimore MD                    1           540,706     98.3%       $ 18.75
         100 East Pratt Street                        Baltimore MD                    1           635,323     98.2%         31.92
                                                                                   -----       ----------    ------       -------
                                                  Total Baltimore, MD:                2         1,176,029     98.2%       $ 25.86
                                                                                   =====       ==========    ======       =======
Richmond, VA
Office
         Riverfront Plaza                             Richmond VA                     1           900,576     94.4%       $ 23.72
                                                                                   =====       ==========    ======       =======
Bucks County, PA
Industrial
         38 Cabot Boulevard                           Bucks County PA                 1           161,000    100.0%       $  3.75
                                                                                   =====       ==========    ======       =======
                                                  Total In-Service Properties:      131        29,922,382     95.1%
                                                                                   =====       ==========    ======

                               BOSTON PROPERTIES
                               FIRST QUARTER 2002

                      TOP 20 TENANTS BY SQUARE FEET LEASED
-------------------------------------------------------------------------------

                                                                                % OF
                  TENANT                                 SQ. FT.              PORTFOLIO
                  ------                                 -------              ---------
   1  U.S. Government                                   2,294,441               7.67%
   2  Ernst and Young                                   1,062,203               3.55%
   3  Lockheed Martin Corporation                         701,798               2.35%
   4  Citibank, N.A.                                      639,971               2.14%
   5  Gillette Company                                    488,177               1.63%
   6  Shearman & Sterling                                 479,597               1.60%
   7  Parametric Technology Corp. (1)                     380,987               1.27%
   8  Washington Group International                      365,245               1.22%
   9  Deutsche Bank                                       346,617               1.16%
  10  Orbital Sciences Corporation                        337,228               1.13%
  11  Hunton & Williams                                   322,768               1.08%
  12  First Union                                         322,527               1.08%
  13  TRW, Inc.                                           317,921               1.06%
  14  Marsh USA Inc.                                      312,889               1.05%
  15  T. Rowe Price Associates, Inc.                      304,129               1.02%
  16  Digitas                                             279,182               0.93%
  17  Accenture (1)                                       265,622               0.89%
  18  Tellabs Operations, Inc.                            259,918               0.87%
  19  Covance, Inc.                                       258,831               0.87%
  20  MediSense                                           253,704               0.85%


                   MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT
-------------------------------------------------------------------------------

      TENANT                                                                  SQ. FT.
      ------                                                                  -------
      Arthur Andersen LLP (2)                                                 620,947
      Finnegan Henderson Farabow Garrett & Dunner, LLP (3)                    347,985
      U.S. Government                                                         257,400

(1) These tenants occupy space in a property in which Boston Properties has a 25% interest.

(2) We are currently in discussions with Arthur Andersen concerning a termination or partial reduction of their premises.

(3) Includes 96,648 sf of space in a property in which Boston Properties has a 50% interest and the remainder in a property in which Boston Properties has a 25% interest.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                            PORTFOLIO OVERVIEW - FFO
-------------------------------------------------------------------------------


   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1) FOR IN-SERVICE PROPERTIES
      BY LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED MARCH 31, 2002
-------------------------------------------------------------------------------

                                                 OFFICE/
       GEOGRAPHIC AREA            OFFICE (2)    TECHNICAL     INDUSTRIAL       HOTEL          TOTAL
       ---------------            ----------    ---------     ----------       -----          -----
Greater Boston                        21.0%           0.9%          0.1%        1.6%          23.6%
Greater Washington                    18.3%           1.8%           --          --           20.1%
Greater San Francisco                 19.4%           0.2%          0.2%         --           19.8%
Midtown Manhattan                     25.7%            --            --          --           25.7%
Princeton/East Brunswick, NJ           5.6%            --            --          --            5.6%
Baltimore, MD                          2.9%            --            --          --            2.9%
Richmond, VA                           2.2%            --            --          --            2.2%
Bucks County, PA                        --             --           0.1%         --            0.1%
                                      ----            ---           ---         ---          -----
        Total                         95.1%           2.9%          0.4%        1.6%         100.0%
                                      ====            ===           ===         ===          =====

(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2)    Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                               OCCUPANCY ANALYSIS
-------------------------------------------------------------------------------


                      SAME PROPERTY OCCUPANCY - BY LOCATION
-------------------------------------------------------------------------------


LOCATION                                   31-MAR-02              31-MAR-01
--------                                   ---------              ---------
Greater Boston                                  94.4%                  98.8%
Greater Washington                              97.4%                  99.1%
Midtown Manhattan                               99.8%                  99.6%
Baltimore, MD                                   98.2%                  99.5%
Princeton/East Brunswick, NJ                    89.4%                  99.2%
Richmond, VA                                    94.4%                  99.6%
Greater San Francisco                           92.2%                  95.9%
Bucks County, PA                               100.0%                 100.0%
                                               -----                  -----
   Total Portfolio                              95.2%                  98.5%
                                               =====                  =====


                      SAME PROPERTY - BY TYPE OF PROPERTY
-------------------------------------------------------------------------------


LOCATION                                     31-MAR-02              31-MAR-01
--------                                     ---------              ---------
Total Office Portfolio                          95.2%                  98.8%
Total Office/Technical Portfolio                97.0%                  99.8%
Total Industrial Portfolio                      89.9%                  87.3%
                                               -----                  -----
Total Portfolio                                 95.2%                  98.5%
                                               =====                  =====

BOSTON PROPERTIES, INC.
FIRST QUARTER 2002

IN-SERVICE OFFICE PROPERTIES
-------------------------------------------------------------------------------

                               LEASE EXPIRATIONS
-------------------------------------------------------------------------------

                                                                                         ANNUALIZED
                   RENTABLE SQUARE      CURRENT ANNUALIZED    CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER       REVENUES UNDER           EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES        EXPIRING LEASES     EXPIRING LEASES P.S.F.   WITH FUTURE STEP-UPS
-------------     ------------------    ------------------   ----------------------   --------------------
   2002                580,582             $ 23,294,940           $40.12                 $ 23,305,190
   2003              1,733,043               60,930,743            35.16                   61,164,071
   2004              2,266,566               87,722,159            38.70                   89,124,646
   2005              2,471,429               89,010,624            36.02                   92,848,715
   2006              3,497,181              141,194,398            40.37                  147,315,901
   2007              2,104,057               78,244,959            37.19                   80,293,618
   2008              1,299,826               52,364,805            40.29                   52,711,894
   2009              2,404,783               87,082,480            36.21                   97,678,244
   2010              1,164,047               60,508,138            51.98                   59,914,261
   2011              2,258,932               67,241,480            29.77                   98,754,805
Thereafter           5,531,327              231,869,085            41.92                  280,974,611


                        ANNUALIZED
                      REVENUES UNDER
YEAR OF LEASE       EXPIRING LEASES WITH          PERCENTAGE OF
 EXPIRATION        FUTURE STEP-UPS - P.S.F.     TOTAL SQUARE FEET
-------------      ------------------------     -----------------
   2002                  $ 40.14                     2.18%
   2003                    35.29                     6.50%
   2004                    39.32                     8.51%
   2005                    37.57                     9.27%
   2006                    42.12                    13.12%
   2007                    38.16                     7.90%
   2008                    40.55                     4.88%
   2009                    40.62                     9.02%
   2010                    51.47                     4.37%
   2011                    43.72                     8.48%
Thereafter                 50.80                    20.76%

                             OCCUPANCY BY LOCATION
-------------------------------------------------------------------------------

                                              31-MAR-02                31-MAR-01
                                              ---------                ---------
     Greater Boston                               92.0%                    99.0%
     Greater Washington                           97.1%                    99.1%
     Midtown Manhattan                            99.2%                    99.6%
     Baltimore, MD                                98.2%                    99.5%
     Richmond, VA                                 94.4%                    99.6%
     Princeton/East Brunswick, NJ                 89.4%                    98.4%
     Greater San Francisco                        93.4%                    96.9%
     Bucks County, PA                               n/a                      n/a
                                              ---------                ---------
        Total Office Portfolio                    95.0%*                   98.7%*
                                              =========                =========

*  Includes approximately 1,000,000 of retail square footage.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

                   IN-SERVICE OFFICE/TECHNICAL PROPERTIES
-------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
-------------------------------------------------------------------------------



                 RENTABLE SQUARE   CURRENT ANNUALIZED   CURRENT ANNUALIZED
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER       REVENUES UNDER
 EXPIRATION      EXPIRING LEASES     EXPIRING LEASES   EXPIRING LEASES P.S.F.
 ----------      ---------------     ---------------   ----------------------

   2002            266,620             $4,241,443              $15.91
   2003             57,850                914,064               15.80
   2004            108,991              1,786,505               16.39
   2005            142,314              2,020,214               14.20
   2006            293,604              3,822,793               13.02
   2007            187,895              3,420,213               18.20
   2008                 --                     --                  --
   2009                 --                     --                  --
   2010             79,971              1,136,750               14.21
   2011            137,321              2,373,162               17.28
Thereafter         203,112              3,497,535               17.22




                     ANNUALIZED               ANNUALIZED
                   REVENUES UNDER           REVENUES UNDER
YEAR OF LEASE      EXPIRING LEASES       EXPIRING LEASES WITH      PERCENTAGE OF
 EXPIRATION      WITH FUTURE STEP-UPS  FUTURE STEP-UPS - P.S.F.  TOTAL SQUARE FEET
 ----------      --------------------  ------------------------  -----------------

   2002               $4,239,763               $15.90                  17.39%
   2003                  934,851                16.16                   3.77%
   2004                1,847,867                16.95                   7.11%
   2005                2,158,491                15.17                   9.28%
   2006                4,181,486                14.24                  19.15%
   2007                3,796,661                20.21                  12.25%
   2008                       --                   --                     --
   2009                       --                   --                     --
   2010                1,136,750                14.21                   5.22%
   2011                2,573,162                18.74                   8.96%
Thereafter             4,052,992                19.95                  13.25%


                              OCCUPANCY BY LOCATION
            --------------------------------------------------------


                                                31-MAR-02  31-MAR-01
                                                ---------  ---------
            Greater Boston                        100.0%     100.0%
            Greater Washington                     97.7%      97.7%
            Midtown Manhattan                       n/a        n/a
            Baltimore, MD                           n/a        n/a
            Richmond, VA                            n/a        n/a
            Princeton/East Brunswick, NJ            n/a        n/a
            Greater San Francisco                  82.1%     100.0%
            Bucks County, PA                        n/a        n/a
                                                  -----      -----
               Total Office/Technical Portfolio    97.0%      98.5%
                                                  =====      =====

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                        IN-SERVICE INDUSTRIAL PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------



                         RENTABLE SQUARE         CURRENT ANNUALIZED          CURRENT ANNUALIZED
 YEAR OF LEASE          FOOTAGE SUBJECT TO         REVENUES UNDER              REVENUES UNDER
  EXPIRATION             EXPIRING LEASES           EXPIRING LEASES         EXPIRING LEASES P.S.F.
  ----------             ---------------           ---------------         ----------------------
     2002                      23,904                $  208,186                  $ 8.71
     2003                     128,105                   938,399                    7.33
     2004                     361,213                 1,886,843                    5.22
     2005                          --                        --                      --
     2006                          --                        --                      --
     2007                      20,000                   227,472                   11.37
     2008                          --                        --                      --
     2009                          --                        --                      --
     2010                          --                        --                      --
     2011                          --                        --                      --
  Thereafter                       --                        --                      --



                               ANNUALIZED                 ANNUALIZED
                             REVENUES UNDER             REVENUES UNDER
 YEAR OF LEASE              EXPIRING LEASES         EXPIRING LEASES WITH          PERCENTAGE OF
  EXPIRATION              WITH FUTURE STEP-UPS     FUTURE STEP-UPS - P.S.F.     TOTAL SQUARE FEET
  ----------              --------------------     ------------------------     -----------------
     2002                    $ 208,186                      $ 8.71                   4.03%
     2003                      938,399                        7.33                  21.59%
     2004                    1,984,744                        5.49                   60.9%
     2005                           --                          --                     --
     2006                           --                          --                     --
     2007                      258,183                       12.91                   3.37%
     2008                           --                          --                     --
     2009                           --                          --                     --
     2010                           --                          --                     --
     2011                           --                          --                     --
  Thereafter                        --                          --                     --


                              OCCUPANCY BY LOCATION
      -------------------------------------------------------------------------


                                                 31-MAR-02            31-MAR-01
                                                 ---------            ---------
      Greater Boston                               100.0%               89.8%
      Greater Washington                             n/a                90.1%
      Midtown Manhattan                              n/a                 n/a
      Baltimore, MD                                  n/a                 n/a
      Richmond, VA                                   n/a                 n/a
      Princeton/East Brunswick, NJ                   n/a                 n/a
      Greater San Francisco                         78.6%               78.6%
      Bucks County, PA                             100.0%              100.0%
                                                   -----               -----
         Total Industrial Portfolio                 89.9%               88.0%
                                                   =====               =====

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                          IN-SERVICE RETAIL PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------



                       RENTABLE SQUARE       CURRENT ANNUALIZED        CURRENT ANNUALIZED
  YEAR OF LEASE       FOOTAGE SUBJECT TO       REVENUES UNDER            REVENUES UNDER
  EXPIRATION           EXPIRING LEASES         EXPIRING LEASES        EXPIRING LEASES P.S.F.
  ----------           ---------------         ---------------        ----------------------
     2002                   36,813             $ 3,420,828                   $92.92
     2003                  210,299               5,954,844                    28.32
     2004                  112,614               6,649,184                    59.04
     2005                   68,935               3,872,933                    56.18
     2006                   86,484               3,603,716                    41.67
     2007                   56,115               2,643,650                    47.11
     2008                   54,459               2,755,004                    50.59
     2009                   37,312               1,503,511                    40.30
     2010                   94,932               2,879,628                    30.33
     2011                   32,625               2,198,749                    67.39
  Thereafter               299,733              12,995,543                    43.36



                               ANNUALIZED                ANNUALIZED
                             REVENUES UNDER            REVENUES UNDER
  YEAR OF LEASE              EXPIRING LEASES         EXPIRING LEASES WITH       PERCENTAGE OF
  EXPIRATION               WITH FUTURE STEP-UPS    FUTURE STEP-UPS - P.S.F.   TOTAL SQUARE FEET
  ----------               --------------------    ------------------------   -----------------
     2002                     $ 4,024,849                  $109.33                   3.21%
     2003                       5,748,559                    27.34                  18.31%
     2004                       6,703,395                    59.53                   9.81%
     2005                       3,970,489                    57.60                   6.00%
     2006                       3,656,452                    42.28                   7.53%
     2007                       2,785,466                    49.64                   4.89%
     2008                       2,898,609                    53.23                   4.74%
     2009                       1,611,111                    43.18                   3.25%
     2010                       3,969,034                    41.81                   8.27%
     2011                       2,582,273                    79.15                   2.84%
  Thereafter                   14,855,950                    49.56                  26.10%

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                    GRAND TOTAL OF ALL IN-SERVICE PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------


                                                                                 ANNUALIZED
                        RENTABLE SQUARE            CURRENT ANNUALIZED        CURRENT ANNUALIZED
 YEAR OF LEASE         FOOTAGE SUBJECT TO            REVENUES UNDER            REVENUES UNDER
   EXPIRATION           EXPIRING LEASES              EXPIRING LEASES       EXPIRING LEASES P.S.F.
   ----------           ---------------              ---------------       ----------------------
      2002                    907,919                $ 31,165,397                   $34.33
      2003                  2,129,297                  68,738,050                    32.28
      2004                  2,849,384                  98,044,691                    34.41
      2005                  2,682,678                  94,903,771                    35.38
      2006                  3,877,269                 148,620,907                    38.33
      2007                  2,368,067                  84,536,294                    35.70
      2008                  1,354,285                  55,119,809                    40.70
      2009                  2,442,095                  88,585,991                    36.27
      2010                  1,338,950                  64,524,516                    48.19
      2011                  2,428,878                  71,813,391                    29.57
   Thereafter               6,034,172                 248,362,163                    41.16



                            ANNUALIZED
                          REVENUES UNDER               REVENUES UNDER
 YEAR OF LEASE            EXPIRING LEASES           EXPIRING LEASES WITH        PERCENTAGE OF
   EXPIRATION           WITH FUTURE STEP-UPS      FUTURE STEP-UPS - P.S.F.    TOTAL SQUARE FEET
   ----------           --------------------      ------------------------    -----------------
      2002                $ 31,777,988                     $35.00                  3.03%
      2003                  68,785,880                      32.30                  7.12%
      2004                  99,660,652                      34.98                  9.52%
      2005                  98,977,695                      36.90                  8.97%
      2006                 155,153,839                      40.02                 12.96%
      2007                  87,133,928                      36.80                  7.91%
      2008                  55,610,503                      41.06                  4.53%
      2009                  99,289,355                      40.66                  8.16%
      2010                  65,020,045                      48.56                  4.47%
      2011                 103,910,240                      42.78                  8.12%
   Thereafter              299,883,553                      49.70                 20.17%


                             OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                                  31-MAR-02         31-MAR-01
             Greater Boston                          92.8%             98.8%
             Greater Washington                      97.2%             98.7%
             Midtown Manhattan                       99.2%             99.6%
             Baltimore, MD                           98.2%             99.5%
             Richmond, VA                            94.4%             99.6%
             Princeton/East Brunswick, NJ            89.4%             98.4%
             Greater San Francisco                   92.2%             95.9%
             Bucks County, PA                       100.0%            100.0%
                                                    -----             -----
                Total Portfolio                      95.1%             98.4%
                                                    =====             =====

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                      IN-SERVICE GREATER BOSTON PROPERTIES
--------------------------------------------------------------------------------

                       LEASE EXPIRATIONS - GREATER BOSTON
--------------------------------------------------------------------------------


                                                     OFFICE
                          ---------------------------------------------------------------
                                                                         ANNUALIZED
                           RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
  YEAR OF LEASE           FOOTAGE SUBJECT TO      REVENUES UNDER       EXPIRING LEASES
    EXPIRATION             EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
    ----------             ---------------        ---------------    --------------------
       2002                      191,733            $ 6,224,202         $ 6,224,211
       2003                      517,686             17,743,617          17,757,839
       2004                      701,400             26,465,361          27,407,442
       2005                      950,445             36,403,968          37,491,462
       2006                      572,782             20,824,651          21,327,621
       2007                      289,354             10,981,868          11,798,088
       2008                       80,965              2,474,090           2,497,712
       2009                      924,497             33,047,238          36,999,097
       2010                      145,404              5,704,754           6,449,479
       2011                      356,358              7,709,982           8,777,321
    Thereafter                   675,631             20,549,947          25,792,736



                                                OFFICE/TECHNICAL
                          ----------------------------------------------------------------
                                                                          ANNUALIZED
                           RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
  YEAR OF LEASE           FOOTAGE SUBJECT TO      REVENUES UNDER        EXPIRING LEASES
    EXPIRATION             EXPIRING LEASES        EXPIRING LEASES     WITH FUTURE STEP-UPS
    ----------             ---------------        ---------------     --------------------
       2002                     64,140              $  609,780             $  609,780
       2003                         --                      --                     --
       2004                         --                      --                     --
       2005                         --                      --                     --
       2006                    253,704               3,204,762              3,498,159
       2007                     80,000               1,076,626              1,419,126
       2008                         --                      --                     --
       2009                         --                      --                     --
       2010                         --                      --                     --
       2011                     80,000               1,576,152              1,776,152
    Thereafter                  67,362               1,312,022              1,618,519


                                                  INDUSTRIAL
                          ---------------------------------------------------------------
                                                                         ANNUALIZED
                           RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
  YEAR OF LEASE           FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
    EXPIRATION             EXPIRING LEASES       EXPIRING LEASES     WITH FUTURE STEP-UPS
    ----------             ---------------       ---------------     --------------------
       2002                     23,904               $208,186            $208,186
       2003                    128,105                938,399             938,399
       2004                         --                     --                  --
       2005                         --                     --                  --
       2006                         --                     --                  --
       2007                         --                     --                  --
       2008                         --                     --                  --
       2009                         --                     --                  --
       2010                         --                     --                  --
       2011                         --                     --                  --
    Thereafter                      --                     --                  --



                                                      RETAIL
                          ---------------------------------------------------------------
                                                                         ANNUALIZED
                           RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
  YEAR OF LEASE           FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
    EXPIRATION             EXPIRING LEASES       EXPIRING LEASES     WITH FUTURE STEP-UPS
    ----------             ---------------       ---------------     --------------------
       2002                    14,056              $2,357,501            $2,961,522 (1)
       2003                   170,598               4,115,324             3,874,296
       2004                    71,761               4,887,182             4,893,674
       2005                    32,923               2,077,148             2,087,965
       2006                    33,290               1,655,638             1,667,318
       2007                        --                      --                    --
       2008                     9,952                 772,760               741,845
       2009                        --                      --                    --
       2010                    37,110                 746,236             1,492,471
       2011                     4,850                 503,146               551,646
    Thereafter                179,024               5,633,741             5,049,213

(1) Includes $1,313,496 (at expiration) of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                    IN-SERVICE GREATER WASHINGTON PROPERTIES
--------------------------------------------------------------------------------

                     LEASE EXPIRATIONS - GREATER WASHINGTON
--------------------------------------------------------------------------------


                                                       OFFICE
                        ---------------------------------------------------------------------
                                                                             ANNUALIZED
                         RENTABLE SQUARE         CURRENT ANNUALIZED        REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO         REVENUES UNDER          EXPIRING LEASES
   EXPIRATION            EXPIRING LEASES           EXPIRING LEASES       WITH FUTURE STEP-UPS
   ----------            ---------------           ---------------       --------------------
      2002                      82,531               $ 2,446,238             $ 2,454,441
      2003                     212,505                 5,622,651               5,764,654
      2004                     246,106                 8,857,280               9,134,634
      2005                     479,136                16,612,775              18,004,072
      2006                     903,269                36,740,606              39,008,158
      2007                     589,482                21,456,051              18,939,386
      2008                     416,132                16,635,237              13,344,073
      2009                     697,042                22,918,179              25,369,546
      2010                     439,628                16,948,471              20,190,199
      2011                   1,060,202                31,170,183              37,962,868
   Thereafter                1,467,287                48,676,573              56,586,282



                                              OFFICE/TECHNICAL
                       ------------------------------------------------------------------
                                                                         ANNUALIZED
                         RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO     REVENUES UNDER          EXPIRING LEASES
   EXPIRATION            EXPIRING LEASES       EXPIRING LEASES       WITH FUTURE STEP-UPS
   ----------            ---------------       ---------------       --------------------
      2002                    177,844            $3,264,907                $3,264,907
      2003                     23,439               342,611                   351,284
      2004                     98,791             1,585,829                 1,634,471
      2005                    101,345             1,432,056                 1,520,056
      2006                     33,400               508,999                   563,495
      2007                    107,895             2,343,587                 2,377,535
      2008                         --                    --                        --
      2009                         --                    --                        --
      2010                     79,971             1,136,750                 1,136,750
      2011                     57,321               797,010                   797,010
   Thereafter                 135,750             2,185,513                 2,434,473


                                                    INDUSTRIAL
                        ---------------------------------------------------------------------
                                                                             ANNUALIZED
                          RENTABLE SQUARE        CURRENT ANNUALIZED        REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO         REVENUES UNDER          EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES          EXPIRING LEASES       WITH FUTURE STEP-UPS
   ----------             ---------------          ---------------       --------------------
      2002                       --                       $--                    $--
      2003                       --                        --                     --
      2004                       --                        --                     --
      2005                       --                        --                     --
      2006                       --                        --                     --
      2007                       --                        --                     --
      2008                       --                        --                     --
      2009                       --                        --                     --
      2010                       --                        --                     --
      2011                       --                        --                     --
   Thereafter                    --                        --                     --


                                                   RETAIL
                        ----------------------------------------------------------------
                                                                        ANNUALIZED
                         RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO      REVENUES UNDER        EXPIRING LEASES
   EXPIRATION            EXPIRING LEASES        EXPIRING LEASES     WITH FUTURE STEP-UPS
   ----------            ---------------        ---------------     --------------------
      2002                    2,162                $ 68,055               $ 68,055
      2003                    5,798                      --                     --
      2004                    9,960                 243,940                253,843
      2005                    4,274                 136,579                140,178
      2006                    3,309                 115,200                115,684
      2007                   14,952                 375,406                383,924
      2008                   16,338                 575,463                670,555
      2009                    2,996                      --                     --
      2010                   16,553                 376,136                441,903
      2011                   11,221                 456,023                528,100
   Thereafter                25,030                 624,715                986,187

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                  IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
--------------------------------------------------------------------------------

                   LEASE EXPIRATIONS - GREATER SAN FRANCISCO
--------------------------------------------------------------------------------


                                                      OFFICE
                        ----------------------------------------------------------------------
                                                                              ANNUALIZED
                          RENTABLE SQUARE       CURRENT ANNUALIZED          REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO         REVENUES UNDER           EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES          EXPIRING LEASES        WITH FUTURE STEP-UPS
   ----------             ---------------          ---------------        --------------------
      2002                   152,378                 $ 6,991,724              $ 6,992,050
      2003                   614,247                  26,378,483               26,400,630
      2004                   635,913                  28,932,920               28,942,418
      2005                   336,334                  15,130,023               15,913,887
      2006                   927,490                  44,668,384               46,673,546
      2007                   421,096                  18,788,352               20,607,167
      2008                   161,895                   6,521,263                6,805,279
      2009                   246,333                  10,634,917               11,301,954
      2010                   169,761                  10,233,387               11,539,674
      2011                   192,689                  17,763,852               18,256,446
   Thereafter                 20,178                     993,767                1,074,479


                                                  OFFICE/TECHNICAL
                           ---------------------------------------------------------------
                                                                           ANNUALIZED
                            RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE             FOOTAGE SUBJECT TO      REVENUES UNDER        EXPIRING LEASES
   EXPIRATION               EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
   ----------               ---------------        ---------------    --------------------
      2002                        24,636              $366,756                $365,076
      2003                        34,411               571,453                 583,567
      2004                        10,200               200,676                 213,396
      2005                        40,969               588,158                 638,435
      2006                         6,500               109,032                 119,832
      2007                            --                    --                      --
      2008                            --                    --                      --
      2009                            --                    --                      --
      2010                            --                    --                      --
      2011                            --                    --                      --
   Thereafter                         --


                                                     INDUSTRIAL
                        ------------------------------------------------------------------------
                                                                                ANNUALIZED
                           RENTABLE SQUARE       CURRENT ANNUALIZED           REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO         REVENUES UNDER             EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES          EXPIRING LEASES          WITH FUTURE STEP-UPS
   ----------             ---------------          ---------------          --------------------
      2002                         --               $       --                 $       --
      2003                         --                       --                         --
      2004                    200,213                1,175,093                  1,232,744
      2005                         --                       --                         --
      2006                         --                       --                         --
      2007                     20,000                  227,472                    258,183
      2008                         --                       --                         --
      2009                         --                       --                         --
      2010                         --                       --                         --
      2011                         --                       --                         --
   Thereafter                      --                       --                         --



                                                      RETAIL
                          --------------------------------------------------------------
                                                                         ANNUALIZED
                           RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE            FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
   EXPIRATION              EXPIRING LEASES       EXPIRING LEASES    WITH FUTURE STEP-UPS
   ----------              ---------------       ---------------    --------------------
      2002                     20,160             $  951,751             $  951,751
      2003                     26,062              1,331,409              1,342,226
      2004                     24,910              1,195,797              1,212,407
      2005                     26,823              1,237,010              1,276,026
      2006                     18,043                894,034                907,852
      2007                     21,563              1,263,610              1,289,830
      2008                     24,937              1,254,219              1,317,105
      2009                     34,316              1,503,511              1,611,111
      2010                     30,749              1,289,847              1,463,645
      2011                      3,474                192,703                229,226
   Thereafter                  29,259              1,906,445              2,015,174

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                    IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
--------------------------------------------------------------------------------

                     LEASE EXPIRATIONS - MIDTOWN MANHATTAN
--------------------------------------------------------------------------------


                                                        OFFICE
                        ----------------------------------------------------------------------
                                                                              ANNUALIZED
                          RENTABLE SQUARE         CURRENT ANNUALIZED        REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO          REVENUES UNDER          EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES          EXPIRING LEASES        WITH FUTURE STEP-UPS
   ----------             ---------------          ---------------        --------------------
      2002                     95,755               $  6,118,624             $  6,118,624
      2003                     87,831                  3,823,691                3,823,691
      2004                    162,695                  9,069,348                9,084,372
      2005                     82,289                  4,154,933                4,171,030
      2006                    275,251                 15,123,239               15,425,269
      2007                    178,176                  9,670,514               10,083,404
      2008                    432,875                 22,890,722               25,455,650
      2009                    254,179                 13,354,546               15,561,797
      2010                    250,022                 15,247,377               16,476,871
      2011                    390,124                 19,754,542               25,263,285
   Thereafter               3,179,482                156,313,030              191,612,103



                                               OFFICE/TECHNICAL
                         ---------------------------------------------------------------
                                                                        ANNUALIZED
                          RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
 YEAR OF LEASE           FOOTAGE SUBJECT TO      REVENUES UNDER       EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
   ----------             ---------------        ---------------    --------------------
      2002                       --                   $--                   $--
      2003                       --                    --                    --
      2004                       --                    --                    --
      2005                       --                    --                    --
      2006                       --                    --                    --
      2007                       --                    --                    --
      2008                       --                    --                    --
      2009                       --                    --                    --
      2010                       --                    --                    --
      2011                       --                    --                    --
   Thereafter                    --                    --                    --


                                                  INDUSTRIAL
                      ------------------------------------------------------------------------
                                                                              ANNUALIZED
                        RENTABLE SQUARE        CURRENT ANNUALIZED           REVENUES UNDER
 YEAR OF LEASE        FOOTAGE SUBJECT TO         REVENUES UNDER             EXPIRING LEASES
   EXPIRATION           EXPIRING LEASES          EXPIRING LEASES          WITH FUTURE STEP-UPS
   ----------           ---------------          ---------------          --------------------
      2002                   --                      $--                         $--
      2003                   --                       --                          --
      2004                   --                       --                          --
      2005                   --                       --                          --
      2006                   --                       --                          --
      2007                   --                       --                          --
      2008                   --                       --                          --
      2009                   --                       --                          --
      2010                   --                       --                          --
      2011                   --                       --                          --
   Thereafter                --                       --                          --


                                                       RETAIL
                         -----------------------------------------------------------------
                                                                          ANNUALIZED
                          RENTABLE SQUARE      CURRENT ANNUALIZED       REVENUES UNDER
 YEAR OF LEASE           FOOTAGE SUBJECT TO      REVENUES UNDER         EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
   ----------             ---------------        ---------------      --------------------
      2002                      435               $   34,800               $   34,800
      2003                    3,865                  421,896                  442,917
      2004                    3,800                  245,794                  266,573
      2005                    2,819                  330,026                  365,888
      2006                   15,992                  682,881                  709,635
      2007                    6,876                  652,016                  718,010
      2008                    3,232                  152,562                  169,104
      2009                       --                       --                       --
      2010                    9,895                  452,655                  551,880
      2011                   13,080                1,046,877                1,273,301
   Thereafter                65,020                4,818,542                6,791,492

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
--------------------------------------------------------------------------------

                  LEASE EXPIRATIONS - PRINCETON/EAST BRUNSWICK
--------------------------------------------------------------------------------


                                                       OFFICE
                       ----------------------------------------------------------------------
                                                                             ANNUALIZED
                        RENTABLE SQUARE          CURRENT ANNUALIZED        REVENUES UNDER
 YEAR OF LEASE         FOOTAGE SUBJECT TO          REVENUES UNDER          EXPIRING LEASES
   EXPIRATION           EXPIRING LEASES           EXPIRING LEASES        WITH FUTURE STEP-UPS
   ----------           ---------------           ---------------        --------------------
      2002                   15,909                 $   498,432             $   498,432
      2003                  120,868                   3,359,863               3,367,931
      2004                  397,199                  11,685,339              11,741,441
      2005                  228,370                   6,932,676               7,020,616
      2006                   89,754                   2,911,765               3,079,641
      2007                  498,753                  13,309,131              14,597,641
      2008                       --                          --                      --
      2009                  155,012                   4,669,314               5,409,592
      2010                  145,675                   4,690,766               5,105,120
      2011                  254,941                   7,504,255               8,358,206
   Thereafter               184,089                   5,237,981               5,766,247


                                                 OFFICE/TECHNICAL
                         ----------------------------------------------------------------
                                                                         ANNUALIZED
                           RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
 YEAR OF LEASE           FOOTAGE SUBJECT TO       REVENUES UNDER       EXPIRING LEASES
   EXPIRATION              EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
   ----------              ---------------        ---------------    --------------------
      2002                       --                     $--                  $--
      2003                       --                      --                   --
      2004                       --                      --                   --
      2005                       --                      --                   --
      2006                       --                      --                   --
      2007                       --                      --                   --
      2008                       --                      --                   --
      2009                       --                      --                   --
      2010                       --                      --                   --
      2011                       --                      --                   --
   Thereafter                    --                      --                   --


                                                     INDUSTRIAL
                        ---------------------------------------------------------------------
                                                                             ANNUALIZED
                           RENTABLE SQUARE       CURRENT ANNUALIZED        REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO         REVENUES UNDER          EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES          EXPIRING LEASES       WITH FUTURE STEP-UPS
   ----------             ---------------          ---------------       --------------------
      2002                   --                         $--                    $--
      2003                   --                          --                     --
      2004                   --                          --                     --
      2005                   --                          --                     --
      2006                   --                          --                     --
      2007                   --                          --                     --
      2008                   --                          --                     --
      2009                   --                          --                     --
      2010                   --                          --                     --
      2011                   --                          --                     --
   Thereafter                --                          --                     --


                                                    RETAIL
                         ---------------------------------------------------------------
                                                                         ANNUALIZED
                          RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE           FOOTAGE SUBJECT TO      REVENUES UNDER        EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
   ----------             ---------------        ---------------    --------------------
      2002                      --                   $--                    $--
      2003                      --                    --                     --
      2004                      --                    --                     --
      2005                      --                    --                     --
      2006                      --                    --                     --
      2007                      --                    --                     --
      2008                      --                    --                     --
      2009                      --                    --                     --
      2010                      --                    --                     --
      2011                      --                    --                     --
   Thereafter                   --                    --                     --

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                          IN-SERVICE OTHER PROPERTIES
------------------------------------------------------------------------------

                              LEASE EXPIRATIONS
        OTHER PROPERTIES (RICHMOND VA, BALTIMORE, MD, BUCKS COUNTY, PA
------------------------------------------------------------------------------


                                                            OFFICE
                        -----------------------------------------------------------------------------
                                                                                     ANNUALIZED
                          RENTABLE SQUARE            CURRENT ANNUALIZED            REVENUES UNDER
   YEAR OF LEASE         FOOTAGE SUBJECT TO            REVENUES UNDER             EXPIRING LEASES
    EXPIRATION             EXPIRING LEASES            EXPIRING LEASES           WITH FUTURE STEP-UPS
    ----------          -------------------         -------------------        ----------------------

       2002                    42,276                   $ 1,015,720                 $ 1,017,432
       2003                   179,906                     4,002,438                   4,049,326
       2004                   123,253                     2,711,911                   2,814,339
       2005                   394,855                     9,776,249                  10,247,648
       2006                   728,635                    20,925,753                  21,801,666
       2007                   127,196                     4,039,043                   4,267,932
       2008                   207,959                     3,843,493                   4,609,180
       2009                   127,720                     2,458,286                   3,036,258
       2010                    13,557                       152,918                     152,918
       2011                     4,618                       108,751                     136,679
    Thereafter                  4,660                        97,787                     142,764



                                                 OFFICE/TECHNICAL
                        --------------------------------------------------------------------------
                                                                                 ANNUALIZED
                         RENTABLE SQUARE           CURRENT ANNUALIZED          REVENUES UNDER
  YEAR OF LEASE         FOOTAGE SUBJECT TO          REVENUES UNDER            EXPIRING LEASES
   EXPIRATION             EXPIRING LEASES           EXPIRING LEASES           WITH FUTURE STEP-UPS
  -------------         ------------------         ------------------        --------------------
     2002                             --                       --                          --
     2003                             --                       --                          --
     2004                             --                       --                          --
     2005                             --                       --                          --
     2006                             --                       --                          --
     2007                             --                       --                          --
     2008                             --                       --                          --
     2009                             --                       --                          --
     2010                             --                       --                          --
     2011
   Thereafter                         --                       --                          --



                                                      INDUSTRIAL
                         --------------------------------------------------------------------------
                                                                                   ANNUALIZED
                           RENTABLE SQUARE           CURRENT ANNUALIZED           REVENUE UNDER
    YEAR OF LEASE        FOOTAGE SUBJECT TO            REVENUES UNDER             EXPIRING LEASES
     EXPIRATION            EXPIRING LEASES            EXPIRING LEASES           WITH FUTURE STEP-UPS
     ----------          ------------------          ------------------        ---------------------
       2002                        --                    $     --                     $     --
       2003                        --                          --                           --
       2004                   161,000                     711,750                      752,000
       2005                        --                          --                           --
       2006                        --                          --                           --
       2007                        --                          --                           --
       2008                        --                          --                           --
       2009                        --                          --                           --
       2010                        --                          --                           --
       2011                        --                          --                           --
    Thereafter                     --                          --                           --



                                                              RETAIL
                             ----------------------------------------------------------------------
                                                                                      ANNUALIZED
                              RENTABLE SQUARE          CURRENT ANNUALIZED           REVENUES UNDER
    YEAR OF LEASE            FOOTAGE SUBJECT TO          REVENUES UNDER            EXPIRING LEASES
     EXPIRATION               EXPIRING LEASES           EXPIRING LEASES         WITH FUTURE STEP-UPS
    -------------            ------------------        ------------------       --------------------
       2002                              --                   $  8,721                  $  8,721
       2003                           3,976                     86,215                    89,120
       2004                           2,183                     76,471                    76,898
       2005                           2,096                     92,170                   100,432
       2006                          15,850                    255,963                   255,963
       2007                          12,724                    352,618                   393,702
       2008                              --                         --                        --
       2009                              --                         --                        --
       2010                             625                     14,754                    19,135
       2011                              --                         --                        --
    Thereafter                        1,400                     12,100                    13,884

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002



                               HOTEL PERFORMANCE
-------------------------------------------------------------------------------

                          LONG WHARF MARRIOTT - BOSTON
-------------------------------------------------------------------------------


                               FIRST QUARTER        FIRST QUARTER         PERCENT
                                    2002                2001               CHANGE
                               -------------        -------------         -------

Occupancy                               76.1%                70.8% (1)       7.5%

Average Daily Rate                  $ 181.80             $ 216.94          -16.2%

REVPAR                              $ 138.29             $ 153.59          -10.0%


                            CAMBRIDGE CENTER MARRIOTT
-------------------------------------------------------------------------------


                               FIRST QUARTER        FIRST QUARTER         PERCENT
                                    2002                2001               CHANGE
                               -------------        -------------         -------
Occupancy                               65.7%                77.3%         -15.0%

Average Daily Rate                  $ 160.43             $ 185.57          -13.5%

REVPAR                              $ 105.35             $ 143.45          -26.6%

                            RESIDENCE INN BY MARRIOTT
-------------------------------------------------------------------------------


                               FIRST QUARTER        FIRST QUARTER         PERCENT
                                    2002                2001               CHANGE
                               -------------        -------------         -------
Occupancy                               80.3%               86.8%           -7.5%

Average Daily Rate                  $ 125.84            $ 150.48           -16.4%

REVPAR                              $ 101.01            $ 130.62           -22.7%

                            TOTAL HOTEL PERFORMANCE
-------------------------------------------------------------------------------


                               FIRST QUARTER        FIRST QUARTER         PERCENT
                                    2002                2001               CHANGE
                               -------------        -------------         -------
Occupancy                               72.7%               76.8%           -5.3%

Average Daily Rate                  $ 161.33            $ 190.18           -15.2%

REVPAR                              $ 117.00            $ 144.63           -19.1%

(1)      Room renovation project underway during the 1st quarter 2001.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                           SAME PROPERTY PERFORMANCE
-------------------------------------------------------------------------------

           OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND HOTEL PROPERTIES
-------------------------------------------------------------------------------

                                                   OFFICE     OFFICE/TECHNICAL          INDUSTRIAL         HOTEL             TOTAL
                                                  --------    ----------------          ----------         -----             -----

Number of Properties                                   89                   26                   5             3               123
Square feet                                    23,782,571            1,501,211             593,222       937,874        26,814,878
Percent of in-service properties                     89.9%                96.3%              100.0%        100.0%             91.8%
Occupancy @ 3/31/01                                  98.8%                99.8%               87.3%            -              98.5%
Occupancy @ 3/31/02                                  95.2%                97.0%               89.9%            -              95.2%
Percent change from 1st quarter 2002
    over 1st quarter 2001
      Revenue (1)                                     2.2%                10.6%               -4.1%        -32.4%              1.4%
      Expense                                         4.5%                -8.6%               -9.5%          5.9%              4.3%
      Net Operating Income (1)                        1.1%                16.5%               -2.4%        -41.9%              0.1%

      Revenue - cash basis (1)                        2.9%                 9.6%               -2.6%        -32.6%              2.0%
      Net Operating Income  - cash basis (1)          2.2%                15.3%               -0.4%        -42.1%              1.0%


          SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED MARCH 31, 2002
-------------------------------------------------------------------------------

                                                                          OFFICE     OFFICE/TECHNICAL     INDUSTRIAL        TOTAL
                                                                          ------     ----------------     ----------        -----

Vacant space available @01/01/02 (sf)                                   949,176                30,315        60,000      1,039,491
Square footage of leases expiring or
   terminated 01/01/02-03/31/02                                         628,976                16,000            --        644,976
                                                                    -----------             ---------       -------     ----------
Total space for lease (sf)                                            1,578,152                46,315        60,000      1,684,467
                                                                    ===========             =========       =======     ==========
New tenants (sf)                                                        286,751                 1,047            --        287,798
Renewals (sf)                                                           152,497                    --            --        152,497
                                                                    -----------             ---------       -------     ----------
Total space leased (sf)                                                 439,248                 1,047            --        440,295
                                                                    ===========             =========       =======     ==========
Space available @ 3/31/02 (sf)                                        1,138,904                45,268        60,000      1,244,172
                                                                    ===========             =========       =======     ==========
Net increase (decrease) in leased space (sf)                           (189,728)              (14,953)           --       (204,681)
Average lease term (months)                                                  98                    18            --             98
2nd generation TI/Comm PSF                                          $     22.41             $    1.02       $    --     $    22.37
Increase in 2nd generation net rents (2)                                   28.2%                   --            --           28.2%


(1)      Does not include termination and early surrender income.

(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                              PROPERTY PERFORMANCE


            ALL IN-SERVICE PROPERTIES - QUARTER ENDED MARCH 31, 2002
-------------------------------------------------------------------------------

                                                      OFFICE     OFFICE/TECHNICAL     INDUSTRIAL          TOTAL
                                                      ------     ----------------     ----------          -----

Vacant space available @ 01/01/02 (sf)             1,257,690               30,315         60,000      1,348,005
New development sf completed                       1,252,549               32,000             --      1,284,549
Square footage of leases expiring or
   terminated 01/01/02-03/31/02                      650,921               16,000             --        666,921
                                                  ----------              -------         -------     ---------
Total space for lease (sf)                         3,161,160               78,315         60,000      3,299,475
                                                  ==========              =======         =======     =========
New tenants (sf)                                   1,630,785               33,047             --      1,663,832
Renewals (sf)                                        155,368                   --             --        155,368
                                                  ----------              -------         -------     ---------
Total space leased (sf)                            1,786,153               33,047             --      1,819,200 (2)
                                                  ==========              =======         =======     =========
Space available @ 03/31/02 (sf)                    1,375,007               45,268         60,000      1,480,275
                                                  ==========              =======         =======     =========
Net increase/(decrease) in leased space (sf)        (117,317)             (14,953)            --       (132,270)
Average lease term (months)                               93                   18             --             92
2nd generation TI/Comm PSF                        $    20.95             $   1.02        $    --      $   20.91
Increase in 2nd generation net rents (1)               28.0%                 0.0%             --          28.0%


(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

(2) Total space leased of 1,819,200 sf equals 1,334,219 sf 1st generation and 484,981 sf 2nd generation:


                                                                                        TOTAL
                                               1ST GENERATION    2ND GENERATION        LEASED
                                               --------------    --------------       -------

                              Boston                  49,670             86,070        135,740
                              Washington             213,019             79,033        292,052
                              New York             1,071,530            178,826      1,250,356
                              San Francisco               --             99,471         99,471
                              Princeton                   --             41,581         41,581
                                                ------------     --------------      ---------
                                                   1,334,219            484,981      1,819,200
                                                ============     ==============      =========

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
-------------------------------------------------------------------------------

                        HISTORICAL CAPITAL EXPENDITURES
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)


                                              Q1 2002         2001            2000            1999            1998           1997
                                             --------       --------        --------        --------         -------        -------

Recurring capital expenditures                $ 2,946       $ 11,770        $ 11,201        $ 11,611         $ 3,543        $ 1,125
                                             ========       ========        ========        ========         =======        =======
Hotel improvements, equipment upgrades
   and replacements                           $ 1,784       $  9,230 (1)    $  5,697        $  2,346         $ 3,872        $ 2,625
                                             ========       ========        ========        ========         =======        =======


           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS
-------------------------------------------------------------------------------
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                Q1 2002       2001       2000         1999       1998       1997
                                                               --------   ----------  ----------  ----------   --------  ----------

Office
     Square feet                                                483,934    2,394,291   2,913,599   2,115,281    648,291   1,016,427
                                                               --------   ----------  ----------  ----------   --------  ----------
     Tenant improvement and lease commissions p.s.f.           $  20.95   $    17.47  $    13.82  $    10.60   $   9.82  $    10.83
                                                               --------   ----------  ----------  ----------   --------  ----------
Office/Technical
     Square feet                                                  1,047      348,178     694,536     167,231    113,428     169,878
                                                               --------   ----------  ----------  ----------   --------  ----------
     Tenant improvement and lease commissions p.s.f.           $   1.02   $     3.13  $     2.95  $     1.94   $   3.32  $     2.22
                                                               --------   ----------  ----------  ----------   --------  ----------
Industrial
     Square feet                                                     --           --     209,125     163,962    320,608     258,795
                                                               --------   ----------  ----------  ----------   --------  ----------

     Tenant improvement and lease commissions p.s.f.           $     --   $       --  $     1.38  $     0.60   $   1.13  $     0.99
                                                               --------   ----------  ----------  ----------   --------  ----------

     Average tenant improvement and lease commission p.s.f.    $  20.91   $    15.65  $    11.16  $     9.34   $   6.57  $     8.06
                                                               ========   ==========  ==========  ==========   ========  ==========

(1) Includes an addition of period 13 cash payments of $1,295 not previously reported in Q4 results.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002


              VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
-------------------------------------------------------------------------------
                              AS OF MARCH 31, 2002


                                  ACQUISITIONS
-------------------------------------------------------------------------------


                                                                                                      ANTICIPATED
                                                                        INITIAL        FUTURE            TOTAL            CURRENT
PROPERTY                              DATE ACQUIRED    SQUARE FEET     INVESTMENT     INVESTMENT       INVESTMENT        OCCUPANCY
--------                             --------------    -----------    -----------    -----------     -------------      -----------

N/A


                                                       -----------    -----------    -----------     -------------      -----------
    Total Value Creation Pipeline -                             --     $       --     $       --       $        --               --
        Acquisitions                                   ===========    ===========    ===========     =============      ===========


                                  DISPOSITIONS
-------------------------------------------------------------------------------

                                                                                                     NET
PROPERTY                                            DATE DISPOSED   SQUARE FEET   NET PROCEEDS    BOOK VALUE          GAIN
--------                                            -------------   -----------  -------------    ----------          ----

Fullerton Square                                        Mar-02        179,453      $22,193,973    $15,048,473   $ 7,145,500
7600 Boston Boulevard                                   Mar-02         69,832        8,517,245      2,920,113     5,597,132 (1)
7700 Boston Boulevard                                   Mar-02         82,224       16,428,227     10,415,656     6,012,571 (1)
7702 Boston Boulevard                                   Mar-02         43,171        8,916,000      7,000,000     1,916,000 (1),(2)
                                                                    -----------  -------------   ------------   -----------
    Total Dispositions                                                374,680      $56,055,445    $35,384,242   $20,671,203
                                                                    ===========  =============   ============   ===========

(1)      The gain has been deferred for accounting purposes.

(2) Property is currently under development and will be transferred to the buyer subsequent to completion of development. The gain of $1.9 million is an estimate based on the sales price of $8.9 million (of which $2.0 million has been received as of March 31, 2002) and an estimated total project cost of $7.0 million (of which $2.2 million has been incurred as of March 31, 2002).

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
-------------------------------------------------------------------------------
                              AS OF MARCH 31, 2002




DEVELOPMENT PROPERTIES                                  INITIAL OCCUPANCY      STABILIZATION DATE          LOCATION
----------------------                                  -----------------      ------------------          --------

     111 Huntington Avenue - Prudential Center               Q3 2001                 Q2 2002         Boston, MA
     111 Huntington Avenue - retail                          Q3 2001                 Q1 2003         Boston, MA
     Two Discovery Square (50% ownership)                    Q2 2002                 Q1 2003         Reston, VA
     Waltham Weston Corporate Center                         Q1 2002                 Q4 2003         Waltham, MA
     Broad Run Business Park - Building E                    Q2 2002                 Q4 2002         Dulles, VA
     Two Freedom Square (50% ownership)                      Q3 2002                 Q3 2004         Reston, VA
     Shaws Supermarket                                       Q2 2003                 Q2 2003         Boston, MA
     611 Gateway Boulevard                                   Q4 2003                 Q4 2004         S. San Francisco, C
     Times Square Tower                                      Q4 2003                 Q4 2004         New York, NY
     New Dominion Tech, Building Two                         Q2 2004                 Q2 2004         Herndon, VA
     901 New York Avenue (25% ownership)                     Q3 2004                 Q4 2004         Washington, D.C.

Total Development Properties



                                                                                                                    ANTICIPATED
                                                           # OF                             INVESTMENT                 TOTAL
DEVELOPMENT PROPERTIES                                   BUILDINGS    SQUARE FEET            TO DATE               INVESTMENT (1)
----------------------                                  ----------    -----------           ----------             ----------

     111 Huntington Avenue - Prudential Center              1              859,484         $ 297,231,396       $   290,000,000
     111 Huntington Avenue - retail                        --               93,789                    --                   n/a
     Two Discovery Square (50% ownership)                   1              184,487            13,968,988            22,663,000 (2)
     Waltham Weston Corporate Center                        1              304,050            62,566,437            95,446,000
     Broad Run Business Park - Building E                   1              127,226            14,741,837            19,946,000
     Two Freedom Square (50% ownership)                     1              405,252            31,320,684            49,336,000 (2)
     Shaws Supermarket                                      1               57,235             7,508,319            24,034,000
     611 Gateway Boulevard                                  1              249,732            51,949,249            81,221,000
     Times Square Tower                                     1            1,218,511           271,013,710           653,500,000
     New Dominion Tech, Building Two                        1              257,400             4,570,447            67,589,000
     901 New York Avenue (25% ownership)                    1              538,464            11,549,132            44,777,250
                                                        ----------    ------------       ---------------       ---------------
Total Development Properties                               10            4,295,630         $ 766,420,199       $ 1,348,512,250
                                                        ==========    ============       ===============       ===============



                                                        TOTAL                AMOUNT                                       CURRENT
                                                     CONSTRUCTION           DRAWN AT             FUTURE EQUITY           PERCENTAGE
DEVELOPMENT PROPERTIES                                   LOAN            MARCH 31, 2002           REQUIREMENT              LEASED
----------------------                               -------------       --------------          -------------           ----------

     111 Huntington Avenue - Prudential Center        $ 203,000,000        $ 193,277,324                   $--                 96%
     111 Huntington Avenue - retail                              --                   --                                       61%
     Two Discovery Square (50% ownership)                20,625,000            9,520,574                    --                 41%
     Waltham Weston Corporate Center                     70,000,000           52,643,972            15,523,535                 19%
     Broad Run Business Park - Building E                        --                   --             5,204,163                 55%
     Two Freedom Square (50% ownership)                  45,000,000  (2)      23,470,088                    --                 58%
     Shaws Supermarket                                   24,000,000            5,623,694                    --                100%
     611 Gateway Boulevard                                       --                   --            29,271,751                  0%
     Times Square Tower                                 493,500,000          158,875,681            47,861,971                 51%
     New Dominion Tech, Building Two                             --                   --            63,018,553                100%
     901 New York Avenue (25% ownership)                         --                   --            33,228,118                 47%
                                                    ---------------     ----------------       ---------------         -----------
Total Development Properties                          $ 856,125,000        $ 443,411,333         $ 194,108,091                 58%
                                                    ===============     ================       ===============         ===========


                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2002
-------------------------------------------------------------------------------


                                                              PLACED              STABILIZATION
                                                         IN SERVICE DATE               DATE                LOCATION
                                                         ----------------         -------------            --------

Class A Office Building

     One Discovery Square (50% ownership)                    Q1 2002                 Q1 2002         Reston, VA
     ITT Educational Services                                Q1 2002                 Q1 2002         Springfield, VA
     5 Times Square                                          Q1 2002                 Q1 2002         New York, NY

Total Developments Placed in Service




                                                             # OF                             INVESTMENT                 TOTAL
                                                            BUILDINGS    SQUARE FEET            TO DATE               INVESTMENT
                                                            ---------    -----------          ----------              ----------

Class A Office Building

     One Discovery Square (50% ownership)                      1              180,052          17,841,628             18,541,000
     ITT Educational Services                                  1               32,000           5,239,876              5,740,000
     5 Times Square                                            1            1,099,154         428,581,857            536,115,000
                                                            ---------    ------------        -------------          ------------
Total Developments Placed in Service                           3            1,311,206        $451,663,361           $560,396,000
                                                            =========    ============        =============          ============



                                                         CONSTRUCTION          DRAWN AT           FUTURE EQUITY        PERCENTAGE
                                                             LOAN          MARCH 31, 2002          REQUIREMENT           LEASED
                                                         ------------      --------------         -------------        ----------

Class A Office Building

     One Discovery Square (50% ownership)                $ 16,875,000         $ 15,844,426         $         --             100%
     ITT Educational Services                                      --                   --              500,124             100%
     5 Times Square                                       420,000,000          309,487,996           (2,978,861)            100%
                                                         ------------       --------------        --------------       ----------
Total Developments Placed in Service                     $436,875,000         $325,332,422         $ (2,478,737)            100%
                                                         ============       ==============        ==============       ==========


(1) Includes net revenues during lease-up period and cash component of hedge contracts.

(2) Represents 50% of the total anticipated project-level investment and construction loan.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2002

-------------------------------------------------------------------------------
                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
-------------------------------------------------------------------------------
                              AS OF MARCH 31, 2002


                                                   NO. OF                       DEVELOPABLE
LOCATION                                          PARCELS         ACREAGE       SQUARE FEET
---------                                         -------         -------       -----------

Rockville, MD                                           4            92.3           986,000
Dulles, VA                                              2            76.6           937,000
Gaithersburg, MD                                        4            27.0           850,000
San Jose, CA                                            5             3.7           841,000
Reston, VA                                              3            26.7           861,000
Boston, MA                                              2             0.5           776,000
Marlborough, MA                                         1            50.0           400,000
Weston, MA                                              1            74.0           350,000
Herndon, VA  (1)                                        1             9.9           126,000
Waltham, MA                                             1             4.3           202,000
S. San Francisco, CA  (2)                               1             3.0           121,000
Andover, MA                                             1            10.0           110,000
                                                  -------         -------        ----------
                                                       26           378.0         6,560,000
                                                  =======         =======        ==========


                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
-------------------------------------------------------------------------------
                              AS OF MARCH 31, 2002


                                                   NO. OF                       DEVELOPABLE
LOCATION                                          PARCELS         ACREAGE       SQUARE FEET
--------                                         --------        --------       -----------

Princeton, NJ (3)                                      14           149.9         1,900,000
Framingham, MA (4)                                      1            21.5           300,000
Cambridge, MA (5)                                       1             2.6           165,000
                                                  -------         -------        ----------
                                                       16           174.0         2,365,000
                                                  =======         =======        ==========

(1)      Under contract to be sold for $5.2 million in July 2002.

(2)      Under contract to be sold for $3.3 million in July 2002.

(3)      $20.00/FAR plus an earnout calculation.

(4)      Subject to ground lease.

(5) Prior to January 23, 2003 the cost will be $27.72/ SF of land area. Land area is approximately 108,000 SF.


                                       41